[Background Graphics Omitted]

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------


                                            [Golden Oak Logo Omitted]




                                                 JANUARY 31, 2002


                                                  THE ARBOR FUND




                                                      Advised by
         [CB Capital Management Logo Omitted] CB Capital Management, Inc.

TABLE OF CONTENTS


Letter to Shareholders ....................................................... 2

Managers' Discussion of Fund Performance ..................................... 4

Report of Independent Accountants ............................................18

Statements of Net Assets .....................................................19

Statements of Operations .....................................................41

Statements of Changes in Net Assets ..........................................42

Financial Highlights .........................................................44

Notes to Financial Statements ................................................46

Notice to Shareholders .......................................................54

Trustees of the Arbor Fund ...................................................55








                              ---------------------
                                NOT FDIC INSURED
                                NO BANK GUARANTEE
                                MAY LOSE VALUE
                              ---------------------

Mutual fund investing involves risk, including possible loss of principle.

The Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This information must be preceded or accompanied by a current prospectus for the Golden Oak Funds. Please read the prospectus carefully before you invest or send money.

Dear Shareholder:

The fiscal year that ended on January 31, 2002 was truly a challenging time for investors. It was a year when patience and risk tolerance were sorely tested. Most equity funds experienced negative performance, and some investment managers have characterized 2001 as "one of the worst on record for equity markets". Yet the solidly positive returns of the Golden Oak Small Cap Value Portfolio clearly demonstrated the value of diversifying among equity styles.

The economy was clearly weakening as the year unfolded, but the extent of the collapse in corporate earnings during 2001 still took most investors by surprise. By the first week of September, their negative reaction to the gloomy business climate had pushed most stock market indexes back down to the April lows. Then the shock of the tragic events of September 11 temporarily changed most of our daily life patterns, including our buying habits, travel and investing. We are thankful that the decisive and successful responses to national security threats contributed to a marked improvement in confidence that "the American way of life" has not been mortally wounded.

It appears that we are beginning to work our way out of the recession that officially began in March 2001. The synchronous actions of the Federal Reserve and the Federal Government over the past 12 months are starting to positively impact the national economy. Cutting short interest rates from 6.5% to 1.75%, reducing income taxes and approving supplemental spending programs have "primed the economic pump" and provided extra liquidity, which has helped to push stock prices higher since late September.

Looking forward, we should expect a healthy near-term bounce in economic activity as depleted inventories are replenished, but the moderation in the recovery's strength during the second half of the year will likely disappoint many investors. Capital spending by businesses will be slow to recover, and consumer demand for housing and autos did not experience the sharp decline which is typical during recessions, so there is little pent-up demand to fuel the second leg of the recovery. Additionally the heavy debt burden of consumers will preclude any significant increase in demand.

The lack of a "V-shaped" economic recovery, however, should not preclude a marked improvement in corporate profits. The accelerated booking of expenses in 2001, combined with the elimination of goodwill amortization expenses, will make year-over-year quarterly earnings comparisons increasingly favorable. Continued emphasis on corporate cost-cutting will also help.

What lessons have we learned (or re-learned) as a result of the shocking events in our world and the significant volatility in our economy and securities markets?

o Investors and business people should realize that the amazing technological advances in recent years have not eliminated normal market cycles. In other words, we should expect occasional recessions, and two or three negative years for stock returns each decade.

o Market timing is generally unrewarding over time, and it proves to be downright disastrous for many investors who can't resist chasing yesterday's winners.

o Successful investing involves a multi-year commitment to investment assets with reasonable valuations, so that the benefits of trend growth in corporate earnings can overcome unpredictable short-term market fluctuations.

o Markets cause central banks and governments to make enough of the right monetary, fiscal and political decisions to facilitate long-term prosperity. Investors who have a long-term perspective are the primary beneficiaries.

o There is no substitute for portfolio diversification that is based on an objective assessment of the investor's tolerance for market volatility.

It is our goal to have the Golden Oak Funds be important contributors to your investment portfolio. We thank you for your support and we assure you of our continuing commitment to justify your confidence.




                                           Sincerely,

                                           /s/Dana A. Czmerd

                                           Dana A. Czmer
                                           Chief Investment Officer
                                           CBCapital Management, Inc.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

                           GOLDEN OAK GROWTH PORTFOLIO

Amid a challenging and turbulent year for the US stock market, economy and society as a whole, the Golden Oak Growth Portfolio declined 31.2% (Class I shares) and 31.4% (Class A shares) for the fiscal year ended January 31, 2002. During the same 12-month period, the portfolio's benchmark, the Frank Russell 1000 Growth Index, fell 26.9%.

In the first half of 2001, the major stock indices - particularly the technology-dominated Nasdaq Composite Index - essentially continued the decline that began in mid-2000. The broad sell-off in US stocks officially became a bear market in March as the S&P 500 Index dipped more than 20% below its all-time high set a year earlier. Blue-chip stocks also flirted with bearish territory as the Dow Jones Industrial Average fell to within a dozen points of a 20% drop before recovering in late March.

The economy and the markets continued to exhibit weakness throughout the third quarter, then were sent reeling by the tragic events of September 11. With the exception of some defensive-oriented groups such as healthcare and consumer non-durables, the markets fell precipitously after resuming trading on September
17. However, the US equity markets quickly rebounded, snapping back strongly from lows set on September 21.

Despite signs of recovery and positive earnings news, the US stock market lost ground in January, pressured by the unraveling Enron situation and potentially widespread accounting irregularities.

Reviewing the performance attribution for the portfolio relative to the Russell 1000 Growth Index for the fiscal year, stock selection in the technology, retail trade and producers/manufacturers groups contributed to underperformance in the reporting period. Specifically, holdings in technology-oriented stocks such as EMC Corp, Sun Microsystems and Check Point Software negatively influenced performance. On the positive side, healthcare companies such as Johnson & Johnson, Baxter International and IDEC Pharmaceutical helped limit portfolio declines.

Our investment philosophy and process provide a disciplined approach to large-cap equity investing. Going forward, we will continue to identify companies we believe are poised to benefit from sustainable change in an attempt to turn that change into capital appreciation for investors.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

     -------------------- INVESTMENT PERFORMANCE ANALYSIS ------------------

--------------------------------------------------------------------------------
                                           ANNUALIZED   ANNUALIZED   ANNUALIZED
                              ONE YEAR       3 YEAR       5 YEAR      INCEPTION
                              RETURN(1)     RETURN(1)    RETURN(1)   TO DATE(1)
--------------------------------------------------------------------------------
 INSTITUTIONAL SHARES          -31.18%       -7.28%        8.80%        9.79%
--------------------------------------------------------------------------------
 CLASS A SHARES                -31.40%       -7.56%        8.48%       10.44%
--------------------------------------------------------------------------------
 CLASS A SHARES, WITH LOAD(2)  -35.36%       -9.37%        7.19%        9.68%
--------------------------------------------------------------------------------


  Comparison of change in the value of a $10,000 investment in the Golden Oak Growth Portfolio, Institutional Shares, versus the Frank Russell 1000 Growth
             Index, and the Lipper Large Cap Growth Classification

[Line Graph Omitted]
Plot Points as follows:

           Golden Oak        Frank Russell     Lipper Large
       Growth Portfolio,         1000           Cap Growth
      Institutional Shares   Growth Index     Classification
Feb-93       10,000             10,000            10,000
Jan-94       11,048             10,820            11,436
Jan-95       10,469             11,089            10,945
Jan-96       12,439             15,393            14,752
Jan-97       15,398             19,625            18,303
Jan-98       19,378             24,645            22,243
Jan-99       29,451             35,138            31,063
Jan-00       38,483             42,124            38,254
Jan-01       34,115             36,656            34,788
Jan-02       23,478             26,803            25,496


  Comparison of change in the value of a $10,000 investment in the Golden Oak Growth Portfolio, Class A Shares, versus the Frank Russell 1000 Growth Index, and the Lipper Large Cap Growth Classification

[Line Graph Omitted]
Plot Points as follows:

           Golden Oak        Frank Russell     Lipper Large
       Growth Portfolio,         1000           Cap Growth
         Class A Shares2     Growth Index     Classification
Jun-93        9,425             10,000            10,000
Jan-94       10,519             10,783            11,037
Jan-95        9,913             11,050            10,564
Jan-96       11,740             15,340            14,238
Jan-97       14,506             19,557            17,665
Jan-98       18,213             24,560            21,469
Jan-99       27,584             35,017            29,981
Jan-00       35,923             41,979            36,921
Jan-01       31,763             36,530            33,576
Jan-02       21,789             26,711            24,608


1For the period ended January 31, 2002. Past performance of the Portfolio is not predictive of future performance. Class A Shares were offered beginning June 18, 1993. Institutional Shares were offered beginning February 1, 1993.
2Performance of the Class A Shares reflects the maximum front end sales charge of 5.75%.
 Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

                           GOLDEN OAK VALUE PORTFOLIO

A 2001 ODYSSEY

Most participants in U.S. markets were probably happy to see the year 2001 finally come to a close. Although declining interest rates benefited many sectors in fixed income markets, equity markets bore the full brunt of the steadily deteriorating economy and the aftermath of the September 11th tragedy. The Federal Reserve cut rates eleven times with the Fed Funds rate closing the year at 1.75%, a 40-year low. The rate of unemployment hit 5.7% during the fourth quarter and personal income declined for three consecutive months from September to November. Corporate earnings reports continued to disappoint the markets and after the release of the negative third quarter GDP data (-1.1%), a recession was finally "declared" in anticipation of a similar fourth quarter.

A LITTLE LIGHT AT THE END OF THE TUNNEL

December brought some much-needed joy into this difficult economic environment with the report of an unexpected rise in the consumer confidence index (93.7 vs.
84.9 in November). The housing market was still resilient, particularly in the pace of new home sales. Americans demonstrated that, contrary to the Japanese population, interest rates do matter as auto sales peaked in November based on the "zero percent deals", and mortgage refinancing activity remained high.

A CHALLENGING YEAR

Large cap stocks endured a challenging year in 2001. Although the Frank Russell 1000 Value index ended the year at -6.7%, it did not suffer to the degree that the S&P 500 did. The latter closed at -16.2%, thereby establishing the first two-year back-to-back losses since 1973-74. While all indices posted a double-digit rebound in the fourth quarter (the only exception being the large cap Russell 1000 Value index at +7.4%), this rally was insufficient to overcome the difficult first and third quarters of the year. The only positive results for the year in major equity indices were recorded in mid cap value and small cap sectors, while the worst returns came from NASDAQ (-30.3%) and the large cap Russell 1000 Growth index (-20.4%). Golden Oak Value Fund, which had returns of -14.3% for the Institutional Shares and -14.6% for the Class A Shares for the year, slightly outperformed the benchmark for the quarter, but fell short of the Frank Russell 1000 Value's return for the year.

The best fourth-quarter performance in Frank Russell 1000 Value sectors came from Information Technology (26.4%), Consumer Discretionary (17.4%), and Industrials (15.2%). Telecommunication Services (-10.4%) and Health Care (-0.7%) posted the only negative returns.

Our stock selection was particularly strong in the Energy, Industrials and Consumer Discretionary sectors. Significant contributors to strong performance in the Value Fund included Cendant (CD), a provider of consumer and business services in car rentals, motels and real estate brokerage, and Nokia Oyj (NOK), a manufacturer of cellular phones and networks.

A NEW YEAR AND A CLEAN SLATE

Improving economic conditions and stabilizing earnings (declining less rapidly, and in some sectors bottoming) should provide a positive backdrop to market conditions over the next few months. While we are technically not "out of the woods" and anticipate another negative GDP report for the fourth quarter, the recent rise in the stock market is an optimistic leading indicator for recovery. Washington's determination to provide fiscal and monetary stimuli to the economy, stock market resilience to recent external events (anthrax scare, collapse of Enron) and the positive impact of low interest rates on consumer spending are all supporting factors for a mildly optimistic outlook. In particular, low expectations with respect to corporate earnings are now realistic, mitigating the downside risk of significant negative reactions by market participants to weak earnings reports and estimate revisions. Historically, this environment has been very promising for our Value portfolio and we look forward to a favorable new year.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

-------------------------------------------------------------------------------------------------
                                               ANNUALIZED  ANNUALIZED  ANNUALIZED   ANNUALIZED
                                   ONE YEAR      3 YEAR      5 YEAR      10 YEAR     INCEPTION
                                   RETURN(1)    RETURN(1)   RETURN(1)   RETURN(1)    TO DATE(1)
-------------------------------------------------------------------------------------------------
 SYNTHETIC INSTITUTIONAL SHARES*    -14.33%       0.68%       7.14%      10.90%        5.04%+
-------------------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES*          -14.61%       0.40%       6.82%      10.56%        4.73%+
-------------------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES,
   WITH LOAD*(2)                    -19.54%      -1.57%       5.56%       9.90%        3.39%+
-------------------------------------------------------------------------------------------------

+Actual, not Synthetic

   Comparison of change in the value of a $10,000 investment in the Golden Oak
    Value Portfolio, Synthetic Institutional and Class A Shares, versus the
         Frank Russell 1000 Value Index, and the Lipper Large Cap Value
                   Classification, the Lipper Growth & Income
                 Objective, and the Lipper Growth &Income Index

[Line Graph Omitted]
Plot Points as follows:

           Golden Oak         Golden Oak
        Value Portfolio,   Value Portfolio,    Frank Russell    Lipper Large      Lipper Growth     Lipper Growth
            Synthetic          Synthetic           1000           Cap Value         & Income          & Income
      Institutional Shares  Class A Shares2     Value Index    Classification       Objective           Index
Jan-92       10,000              9,425            10,000           10,000            10,000            10,000
Jan-93       11,184             10,509            11,693           11,021            11,054            11,146
Jan-94       12,448             11,665            13,959           12,735            12,693            13,012
Jan-95       11,873             11,098            13,588           12,350            12,419            12,724
Jan-96       16,072             14,971            18,807           16,664            16,553            16,917
Jan-97       19,926             18,483            23,260           20,662            20,422            20,710
Jan-98       24,477             22,642            29,566           25,088            24,907            25,202
Jan-99       27,569             25,402            34,956           28,685            29,350            28,841
Jan-00       30,028             27,589            36,012           29,230            31,525            30,707
Jan-01       32,839             30,111            39,987           32,855            34,050            32,733
Jan-02       28,133             25,712            37,316           29,783            30,008            29,273

*Synthetic Total Return information represents the actual class performance blended with Common Trust Fund historical data adjusted for expenses.
1For the period ended January 31, 2002. Past performance of the Portfolio is not predictive of future performance. Institutional Shares and Class A Shares were offered beginning June 23, 1997.
2Performance of the Class A Shares reflects the maximum front end sales charge of 5.75%.
 Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO

Since its inception on May 1, 1999, the Golden Oak Tax Managed portfolio's investment objective has been to maximize after-tax returns compared to its benchmark, the S&P 500 Composite Index. The investment process utilized in the management of the Tax-Managed Equity Portfolio is bottom-up in nature, focusing on individual stock selection and tax efficiency as the source of portfolio construction. Through quantitative fundamental analysis, the portfolio is constructed one stock at a time, incorporating securities that meet the following criteria:

   o  Accelerating Operating Earnings
   o  Rising Investor Expectations
   o  Fundamental Quality (Cash Flow)
   o  Positive Price Behavior

For the fiscal year January 31, 2002, the portfolio outperformed the S&P 500, with Class A shares declining 13.5% and Institutional shares falling 13.4% versus the S&P 500 Composite Index return of -16.2%. Reviewing the performance attribution for the portfolio relative to the S&P 500 Composite Index since the inception of the portfolio, the healthcare, technology and consumer services contributed positively to overall performance. Top performers included AFLAC, Microsoft, Abbott Labs and Intel supported performance, while positions in consumer-oriented firms such as McDonalds, Kimberly Clark, Disney and General Electric hampered overall returns.

Amid an uncertain environment, selectivity remains key to finding attractive companies. We continue to identify attractive companies in various sectors of the market by applying our bottom-up stock selection process. As we look ahead to the remainder of 2002, we believe that a recovery in the US economy and in corporate earnings will benefit active growth managers.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

------------------------------------------------------------------------------------------------
                                               ANNUALIZED  ANNUALIZED  ANNUALIZED  ANNUALIZED
                                   ONE YEAR      3 YEAR      5 YEAR      10 YEAR    INCEPTION
                                   RETURN(1)    RETURN(1)   RETURN(1)   RETURN(1)   TO DATE(1)
------------------------------------------------------------------------------------------------
 SYNTHETIC INSTITUTIONAL SHARES*    -13.37%      -6.80%       4.91%      10.19%      -8.49%+
------------------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES*          -13.53%      -7.07%       4.58%       9.98%      -8.74%+
------------------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES,
    WITH LOAD*(2)                   -18.53%      -8.88%       3.36%       9.25%     -10.69%+
------------------------------------------------------------------------------------------------

+Actual, not Synthetic

   Comparison of change in the value of a $10,000 investment in the Golden Oak
         Tax-Managed Equity Portfolio, Institutional Shares and Class A
                   Shares, versus the S&P 500 Composite Index

[Line Graph Omitted]
Plot Points as follows:

           Golden Oak         Golden Oak
           Tax-Managed        Tax-Managed
       Equity Portfolio,  Equity Portfolio,         S&P
            Synthetic          Synthetic         Composite
      Institutional Shares  Class A Shares2        Index
Jan-92       10,000              9,425            10,000
Jan-93       11,169             10,510            11,057
Jan-94       12,308             11,567            12,476
Jan-95       12,279             11,487            12,542
Jan-96       16,589             15,472            17,385
Jan-97       20,769             19,337            21,963
Jan-98       25,253             23,421            27,871
Jan-99       32,591             30,141            36,932
Jan-00       34,697             31,970            40,754
Jan-01       30,457             27,977            40,387
Jan-02       26,385             24,192            33,865

*Synthetic Total Return information represents the actual class performance blended with Common Trust Fund historical data adjusted for expenses.
1For the period ended January 31, 2002. Past performance of the Portfolio is not predictive of future performance. Institutional Shares and Class A Shares were offered beginning April 30, 1999.
2Performance of the Class A Shares reflects the maximum front end sales charge of 5.75%.
 Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

                      GOLDEN OAK SMALL CAP VALUE PORTFOLIO

A 2001 ODYSSEY

Most participants in U.S. markets were probably happy to see the year 2001 finally come to a close. Although declining interest rates benefited many sectors in fixed income markets, equity markets bore the full brunt of the steadily deteriorating economy and the aftermath of the September 11th tragedy.

The Federal Reserve cut rates eleven times with the Fed Funds rate closing the year at 1.75%, a 40-year low. The rate of unemployment hit 5.7% during the fourth quarter and personal income declined for three consecutive months from September to November. Corporate earnings reports continued to disappoint the markets and after the release of the negative third quarter GDP data (-1.1%), a recession was finally "declared" in anticipation of a similar fourth quarter.

A LITTLE LIGHT AT THE END OF THE TUNNEL

December brought some much-needed joy into this difficult economic environment with the report of an unexpected rise in the consumer confidence index (93.7 vs.
84.9 in November). The housing market was still resilient, particularly in the pace of new home sales. Americans demonstrated that, contrary to the Japanese population, interest rates do matter as auto sales peaked in November based on the "zero percent deals", and mortgage refinancing activity remained high.

AND THE WINNERS ARE...SMALL CAP AND VALUE STOCKS

The only positive results for the year in major equity indices were recorded in mid cap value and small cap sectors. While all indices posted a double-digit rebound in the fourth quarter (the only exception being the large cap Russell 1000 Value index at +7.4%), this rally was insufficient for most to save the year from negative returns. Success was led by the small cap Russell 2000 Value index at 14.0% for the twelve months, followed by the Frank Russell 2500 Value index (+9.2%), Frank Russell 2000 (+2.5%) and the Frank Russell Midcap Value (+2.3%). The worst returns came from NASDAQ (-30.2%) and the large cap Russell 1000 Growth index (-20.4%). Golden Oak Small Cap Value portfolio, which had a return for the year of +14.6% for the Institutional Shares and +14.4% for the Class A Shares, outperformed the benchmark in the fourth quarter and turned in exceptional results for the year.

The best fourth-quarter performance in Frank Russell 2000 Value sectors came from Information Technology (44.7%), Consumer Discretionary (30.8%), and Materials, Telecommunication Services and Industrials, all approximately 21%. Utilities (4.5%) and Financials (6.6%) posted the lowest returns.

The portfolio's stock selection was particularly strong in the Utilities, Industrials and Consumer Discretionary sectors. Significant contributors to strong performance in the Small Cap Value portfolio included Electronics Boutique Holdings Corp. (ELBO), a specialty retailer of electronic games, Photon Dynamics Inc. (PHTN), a manufacturer of test equipment for flat panel display (TV and computer screen) makers, and AnnTaylor Stores Corp. (ANN), a specialty retailer of women's apparel.

A NEW YEAR AND A CLEAN SLATE

Improving economic conditions and stabilizing earnings (declining less rapidly, and in some sectors bottoming) should provide a positive backdrop to market conditions over the coming months. While we are technically not "out of the woods" and anticipate another negative GDP report for the fourth quarter, the recent rise in the stock market is an optimistic leading indicator for recovery. Washington's determination to provide fiscal and monetary stimuli to the economy, stock market resilience to recent external events (anthrax scare, collapse of Enron) and the positive impact of low interest rates on consumer spending are all supporting factors for a mildly optimistic outlook. Our small cap portfolio will continue to focus on companies whose strong cash flow and sound financial conditions have enabled us to provide superior returns to our investors, thus circumventing the downside of equity markets in the year 2001.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

----------------------------------------------------------
                                           ANNUALIZED
                               ONE YEAR     INCEPTION
                               RETURN(1)   TO DATE(1)
----------------------------------------------------------
 INSTITUTIONAL SHARES           14.64%       19.19%
----------------------------------------------------------
 CLASS A SHARES                 14.37%       18.88%
----------------------------------------------------------
 CLASS A SHARES, WITH LOAD(2)    7.83%       16.00%
----------------------------------------------------------

  Comparison of change in the value of a $10,000 investment in the Golden Oak Small Cap Value Portfolio, Institutional Shares and Class A Shares, versus the Frank Russell 2000 Value Index, and the Lipper Small Cap Value Classification

[Line Graph Omitted]
Plot Points as follows:

           Golden Oak         Golden Oak                           Lipper
            Small Cap          Small Cap       Frank Russell      Small Cap
         Value Portfolio,   Value Portfolio,     2000 Value         Value
      Institutional Shares  Class A Shares2        Index       Classificiation
Sept-99      10,000              9,425            10,000           10,000
Jan-00        9,893              9,319             9,887           10,158
Jan-01       13,781             12,942            12,814           13,098
Jan-02       15,798             14,802            14,407           14,603

1For the period ended January 31, 2002. Past performance of the Portfolio is not predictive of future performance. Institutional Shares and Class A Shares were offered beginning September 1, 1999.
2Performance of the Class A Shares reflects the maximum front end sales charge of 5.75%.
 Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

                    GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO

For the fiscal year ended January 31, 2002, the Institutional share class of the Golden Oak International Equity Portfolio returned -24.9% while the Class A shares returned -25.0%, beating both the Morgan Stanley MSCI EAFE Index and the Lipper International Objective, which returned -25.6%, and -25.4% respectively.

The past year marked an incredibly difficult time for equity investors as economies around the world slowed. The deteriorating economic environment took its toll on corporate profits, leading to widespread earnings shortfalls, mass layoffs and a dramatic reduction of future estimates. The result was an extensive retraction in global equity valuations. Under these conditions, the portfolio was underweight relative to the benchmark in the most economically cyclical sectors, specifically in technology, throughout most of the year while being focused on companies that displayed the characteristics of market leadership, management acumen and, above all, balance sheet solidity.

The portfolio's out-performance relative to the benchmark for the year was primarily the result of strong country and stock selection. Country selection added value as allocations to Finland, Hong Kong and Canada benefited performance, as did our underweight in the Japanese market. The portfolio's allocation to Emerging Markets, specifically in South Korea, also added to performance. Stock selection was positive for the year as well with holdings within the industrials, information technology and materials sectors contributing positively to performance. Additionally, a lack of exposure to large technology and telecom companies, such as Nokia, Ericsson, Vodafone and France Telecom, for most of the year also added value as did the portfolio's allocation to smaller capitalization names, particularly in South Korea and in the consumer sectors.

As of January 31, 2002, the portfolio was overweight in Continental Europe, and underweight in Japan, and the United Kingdom. The portfolio also had exposure to several emerging markets, including South Korea, Thailand and South Africa while smaller capitalization issues accounted for about 9% of the portfolio. We also continue to be heavily under-weighted in the financial sector in Europe and Japan where the sharp deterioration of the credit cycle is not adequately reflected in current valuations in our views. Given the market environment as of year end, we are inclined to increase the fund's exposure to both smaller stocks and emerging markets as we believe these areas possess greater upside potential. Additionally, we anticipate the performance of the latter to be relatively uncorrelated to the returns of the developed markets around the world.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

---------------------------------------------------------
                                            ANNUALIZED
                               ONE YEAR     INCEPTION
                               RETURN(1)   TO DATE(1)
---------------------------------------------------------
 INSTITUTIONAL SHARES           -24.86%      -22.49%
---------------------------------------------------------
 CLASS A SHARES                 -24.97%      -22.69%
---------------------------------------------------------
 CLASS A SHARES, WITH LOAD(2)    -29.29%      -25.56%
---------------------------------------------------------

  Comparison of change in the value of a $10,000 investment in the Golden Oak International Equity Portfolio, Institutional Shares and Class A Shares, versus the Morgan Stanley MSCI EAFE Index, and the Lipper International Objective

[Line Graph Omitted]
Plot Points as follows:

           Golden Oak         Golden Oak
          International      International     Morgan Stanley       Lipper
       Equity Portfolio,   Equity Portfolio,      MSCI EAFE     International
      Institutional Shares  Class A Shares2        Index            Index
Jul-00       10,000              9,425            10,000           10,000
Jan-01        9,304              8,748             9,333            9,162
Jan-02        6,991              6,563             6,946            6,838

1For the period ended January 31, 2002. Past performance of the Portfolio is not predictive of future performance. Institutional Shares and Class A Shares were offered beginning July 10, 2000.
2Performance of the Class A Shares reflects the maximum front end sales charge of 5.75%.
 Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

                  GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO

It was another good year for investment grade fixed income markets. The broad investment grade bond market finished the year with a gain of 7.5%. Corporate bonds were the best performing sector gaining 7.8% and treasury bonds the poorest at 6.8%. Mortgage backed bonds returned 7.6%. Below investment grade, high yield or "junk" bonds gained 0.7%. The Portfolio returned 6.9% (Institutional shares) and 6.7% (Class A shares) for the year, missing the Lehman Brothers index at 7.5% but beating its Lipper peer group at 6.5%.

Changes in yields drove treasury bond performance. Longer maturity treasury yields finished the year near the same levels where they began the year. Meanwhile, short-term treasury yields ended the year two percentage points lower than where they started. The significance of this yield curve "steepening" is that it caused the prices of shorter maturity treasury bonds to increase, while longer maturity bond prices were unchanged. Shorter maturity treasury bonds outperformed longer maturity treasury bonds by nearly two percentage points. The remarkable performance of shorter maturity bonds resulted from Federal Reserve Chairman Greenspan lowering the Fed Funds rate eleven times during 2001.

Corporate bond performance got an additional boost as their yield differential or "spread" to treasury bonds declined or "tightened". Spread tightening caused corporate bond prices to increase. Spreads tightened due to the anticipation of an economic recovery and the efforts many corporations made to strengthen their balance sheets. Mortgage backed bond performance faltered earlier in the year as lower interest rates caused massive refinancing of existing mortgages. Mortgage backed bonds recovered much of what was lost by the end of the year when interest rates backed up and refinancing stalled.

Looking ahead, an economic recovery will, most likely, be the end of the exceptional bond market performance enjoyed over the last two years. Bonds will continue to earn their coupon, but bond prices could fall should interest rates rise from current levels due to a strong recovery. While a recovery typically benefits lower rated corporate bonds, the post Enron concern over accounting practices will put pressure on corporate spreads until the issues are resolved. We continue to overweight corporate bonds for higher income, and have become more defensive. We've reduced the duration of the portfolio to 90% of the benchmark's duration as the New Year begins.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

----------------------------------------------------------------------------------------
                                             ANNUALIZED     ANNUALIZED     ANNUALIZED
                              ONE YEAR         3 YEAR         5 YEAR        INCEPTION
                              RETURN(1)       RETURN(1)      RETURN(1)     TO DATE(1)
----------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES           6.88%           4.97%          6.30%          5.72%
----------------------------------------------------------------------------------------
 CLASS A SHARES                 6.73%           4.75%          6.04%          5.40%
----------------------------------------------------------------------------------------
 CLASS A SHARES, WITH LOAD(2)   1.90%           3.14%          5.07%          4.84%
----------------------------------------------------------------------------------------

  Comparison of change in the value of a $10,000 investment in the Golden Oak Intermediate-Term Income Portfolio, Institutional Shares, versus the Lehman
       Brothers U.S. Government/Credit Index, and the Lipper Intermediate
                        Investment-Grade Debt Objective

[Line Graph Omitted]
Plot Points as follows:

           Golden Oak           Lehman        Lehman Brothers        Lipper
        Intermediate-Term      Brothers        Intermediate       Intermediate
        Income Portfolio,   U.S. Government/  U.S. Government/  Investment-Grade
      Institutional Shares   Credit Index      Credit Index      Debt Objective
Feb-93       10,000             10,000            10,000             10,000
Jan-94       10,569             10,807            10,622             10,754
Jan-95       10,399             10,471            10,475             10,378
Jan-96       11,733             12,327            11,981             12,055
Jan-97       12,004             12,621            12,409             12,413
Jan-98       12,972             14,031            13,509             13,634
Jan-99       14,088             15,253            14,535             14,587
Jan-00       13,515             14,815            14,458             14,278
Jan-01       15,246             16,852            16,239             16,004
Jan-02       16,296             18,115            17,503             17,046


   Comparison of change in the value of a $10,000 investment in the Golden Oak
      Intermediate-Term Income Portfolio, Class A Shares, versus the Lehman
       Brothers U.S. Government/Credit Index, and the Lipper Intermediate
                         Investment-Grade Debt Objective

[Line Graph Omitted]
Plot Points as follows:

           Golden Oak           Lehman         Lehman Brothers       Lipper
        Intermediate-Term      Brothers         Intermediate      Intermediate
        Income Portfolio,  U.S. Government/   U.S. Government/  Investment-Grade
         Class A Shares2     Credit Index       Credit Index     Debt Objective
Jun-93        9,550             10,000             10,000            10,000
Jan-94        9,860             10,456             10,356            10,427
Jan-95        9,678             10,131             10,231            10,062
Jan-96       10,891             11,926             11,682            11,688
Jan-97       11,114             12,211             12,099            12,035
Jan-98       11,979             13,575             13,171            13,220
Jan-99       12,965             14,758             14,172            14,144
Jan-00       12,418             14,334             14,096            13,844
Jan-01       13,960             16,305             15,833            15,518
Jan-02       14,900             17,526             17,065            16,528

1For the period ended January 31, 2002. Past performance of the Portfolio is not predictive of future performance. Institutional Shares were offered beginning February 1, 1993. Class A Shares were offered beginning June 18, 1993.
2Performance of the Class A Shares reflects the maximum front end sales charge of 4.50%.
 Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

                   GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO

For the 12-month period ended January 31, 2002, Institutional shares of the Golden Oak Michigan Tax Free Bond Portfolio had a total return of 5.4% as compared to the Merrill Lynch 1-12 Year Municipal Index's (the "Index") 5.5% total return. The SEC 30 day yield for Institutional shares as of January 31, 2002 was 3.4%. Class A shares had a total return of 5.2% for the same period and an SEC 30 day yield of 3.0% on January 31, 2002.

For the fourth quarter of 2001, the Institutional shares' return was -0.5% versus a return of -1.0% for the Index. The Class A shares returned -0.6% for this period.

The year proved to be challenging as perceptions of the economy were dramatically altered due to the acts of terrorism on September 11. The duration of the Portfolio was decreased 6% during the year while the Index's duration increased by 7%. As a result, the Portfolio's duration decreased from 92% of the Index's duration during the first half of 2001 to 85% during the second half.

Michigan municipal rates remained flat until mid July. Rates then began to decline as hopes of recovery began to sour. The 9/11 events pushed the economy into an officially declared recession. Rates continued to fall until the first half of November when the market psychology changed as signs of recovery emerged. The Portfolio's performance benefited from the shortened duration.

The outlook is for the Fed to hold rates until they are satisfied that the economy is back on a growth track. Most forecasts are for the economy to be "recovered" and for the Fed to be raising rates by the second half of the year. In this environment the intention is to maintain or slightly shorten duration.

The Institutional Shares received a 5-Star Morningstar Rating(TM) and the Class A Shares received a 4-Star Morningstar Rating(TM) out of 1647 Domestic Municipal Funds for the three-year period ending December 31, 2001.

FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) METRIC EACH MONTH BY SUBTRACTING THE RETURN ON A 90-DAY U.S. TREASURY BILL FROM THE FUND'S LOAD ADJUSTED RETURN FOR THE SAME PERIOD, AND THEN ADJUSTING THIS EXCESS RETURN FOR RISK. THE TOP 10% OF FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS AND THE BOTTOM 10% RECEIVE 1 STAR. THE OVERALL MORNINGSTAR RATING(TM) FOR A FUND IS DERIVED FROM A WEIGHTED AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-YEAR MORNINGSTAR RATING(TM) METRICS. EACH FUND IS RATED EXCLUSIVELY AGAINST U.S.-DOMICILED TAX FREE BOND FUNDS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CERTAIN SHAREHOLDERS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX (AMT).

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 2002

    -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------

-----------------------------------------------------------------------------------------------
                                              ANNUALIZED  ANNUALIZED  ANNUALIZED   ANNUALIZED
                                  ONE YEAR      3 YEAR      5 YEAR      10 YEAR    INCEPTION
                                  RETURN(1)    RETURN(1)   RETURN(1)   RETURN(1)   TO DATE(1)
-----------------------------------------------------------------------------------------------
 SYNTHETIC INSTITUTIONAL SHARES*   5.42%        4.20%        5.07%       5.26%       5.07%+
-----------------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES*         5.15%        4.00%        4.87%       5.01%       4.88%+
-----------------------------------------------------------------------------------------------
 SYNTHETIC CLASS A SHARES,
  WITH LOAD*(2)                    0.40%        2.40%        3.91%       4.53%       3.84%+
-----------------------------------------------------------------------------------------------

+Actual, not Synthetic

   Comparison of change in the value of a $10,000 investment in the Golden Oak
      Michigan Tax Free Bond Portfolio, Synthetic Institutional Shares and Synthetic Class A Shares, versus the Lehman 3-10 Year Municipal Blended Index, the Lipper Michigan Municipal Debt Funds Average, and the
                       Merrill 1-12 Year Municipal Index

[Line Graph Omitted]
Plot Points as follows:

           Golden Oak         Golden Oak          Lehman           Lipper
        Michigan Tax Free  Michigan Tax Free     3-10 year        Michigan           Merrill
         Bond Portfolio,     Bond Portfolio,      Muncipal        Municipal         1-12 year
            Synthetic          Synthetic          Blended        Debt Funds         Municipal
      Institutional Shares  Class A Shares2        Index           Average            Index
Jan-92       10,000              9,550            10,000           10,000            10,000
Jan-93       10,715             10,213            10,843           10,825            11,000
Jan-94       11,739             11,142            11,899           11,851            12,361
Jan-95       11,434             10,828            11,671           11,605            11,828
Jan-96       12,698             11,987            13,169           13,125            13,464
Jan-97       13,043             12,278            13,668           13,611            13,822
Jan-98       14,003             13,164            14,771           14,733            15,121
Jan-99       14,759             13,845            15,697           15,743            15,942
Jan-00       14,495             13,564            15,531           15,472            15,006
Jan-01       15,841             14,810            17,146           17,276            16,875
Jan-02       16,700             15,573            18,125           18,226            17,742

*Synthetic Total Return information represents the actual class performance blended with Common Trust Fund historical data adjusted for expenses.
1For the period ended January 31, 2002. Past performance of the Portfolio is not predictive of future performance. Institutional Shares and Class A Shares were offered beginning June 23, 1997.
2Performance of the Class A Shares reflects the maximum front end sales charge of 4.50%.
 Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Golden Oak Growth Portfolio, the Golden Oak Value Portfolio, the Golden Oak Tax-Managed Equity Portfolio, the Golden Oak Small Cap Value Portfolio, the Golden Oak International Equity Portfolio, the Golden Oak Intermediate-Term Income Portfolio, the Golden Oak Michigan Tax Free Bond Portfolio and the Golden Oak Prime Obligation Money Market Portfolio (constituting The Arbor Fund, hereafter referred to as the "Trust") at January 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, PA
March 14, 2002

STATEMENT OF NET ASSETS                               GOLDEN OAK FAMILY OF FUNDS
January 31, 2002


GROWTH                                          Value
PORTFOLIO                           Shares      (000)
------------------------------------------------------
COMMON STOCK -- 97.1%

AEROSPACE/DEFENSE -- 1.4%
General Dynamics                    9,100    $   815
------------------------------------------------------
        Total Aerospace/Defense                  815
------------------------------------------------------
BANKS -- 1.1%
Wachovia                           18,700        622
------------------------------------------------------
        Total Banks                              622
------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.6%
L-3 Communications Holdings*        9,100        933
------------------------------------------------------
        Total Communications
        Equipment                                933
------------------------------------------------------
COMPUTER SOFTWARE -- 11.6%
Brocade Communications System*     19,400        706
Computer Associates International  17,100        589
Electronic Arts*                    7,100        377
Microsoft*                         49,700      3,166
Oracle*                            50,100        865
Peoplesoft*                        18,900        614
Storage Technology*                19,700        482
------------------------------------------------------
        Total Computer Software                6,799
------------------------------------------------------
COMPUTERS & SERVICES -- 8.8%
Affiliated Computer Services, Cl A* 5,900        564
Cisco Systems*                     80,100      1,586
Dell Computer*                     50,100      1,377
Electronic Data Systems             8,700        545
International Business Machines    10,000      1,079
------------------------------------------------------
        Total Computers & Services             5,151
------------------------------------------------------
COSMETICS & TOILETRIES -- 0.7%
Procter & Gamble                    5,100        417
------------------------------------------------------
        Total Cosmetics &
        Toiletries                               417
------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 6.8%
General Electric                   80,600      2,994
Pitney Bowes                       12,100        506
Tyco International, Ltd.           14,664        516
------------------------------------------------------
        Total Diversified
        Manufacturing                          4,016
------------------------------------------------------
FINANCIAL SERVICES -- 3.4%
Fannie Mae                          9,900        801
Federated Investors, Cl B          15,000        480
MBNA                               20,700        725
------------------------------------------------------
        Total Financial Services                2,006
------------------------------------------------------

                                                Value
                                     Shares     (000)
------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 3.0%
PepsiCo                            34,800    $ 1,743
------------------------------------------------------
        Total Food, Beverage &
        Tobacco                                1,743
------------------------------------------------------
GAS/NATURAL GAS -- 0.6%
Dynegy, Cl A                       15,000        358

------------------------------------------------------
        Total Gas/Natural Gas                    358
------------------------------------------------------
INSURANCE -- 3.1%
John Hancock Financial Services    11,500        441
Progressive                         4,200        621
UnitedHealth Group                  9,900        736
------------------------------------------------------
        Total Insurance                        1,798
------------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 6.8%
Baxter International               17,000        949
Johnson & Johnson                  39,100      2,249
Tenet Healthcare*                  12,000        765
------------------------------------------------------
        Total Medical Products &
        Services                               3,963
------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES -- 2.4%
Cendant*                           39,500        690
Fiserv*                            17,000        722
------------------------------------------------------
        Total Miscellaneous
        Business Services                      1,412
------------------------------------------------------
MULTIMEDIA -- 2.5%
AOL Time Warner*                   55,600      1,463
------------------------------------------------------
        Total Multimedia                       1,463
------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 1.0%
Occidental Petroleum               21,800        566
------------------------------------------------------
        Total Petroleum & Fuel
        Products                                 566
------------------------------------------------------
PHARMACEUTICALS -- 16.7%
Abbott Laboratories                15,700        906
Allergan                           10,300        687
Bristol-Myers Squibb               20,800        944
Cardinal Health                     9,600        633
Eli Lilly                          11,800        886
Forest Laboratories*                8,300        688
King Pharmaceuticals*              17,900        652
McKesson                           16,300        627
Merck                               7,000        414
Pfizer                             80,850      3,369

------------------------------------------------------
        Total Pharmaceuticals                  9,806
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

January 31, 2002


GROWTH                                          Value
PORTFOLIO (concluded)               Shares      (000)
------------------------------------------------------
RETAIL -- 9.3%
Autozone*                           9,200    $   622
Best Buy*                           7,800        577
JC Penney                          23,100        575
Kohl's*                            11,500        762
Lowe's                             32,700      1,507
Tricon Global Restaurants*          8,300        463
Wal-Mart Stores                    16,300        978
------------------------------------------------------
        Total Retail                           5,484
------------------------------------------------------
SCHOOLS -- 1.4%
Apollo Group, Cl A*                17,500        816
------------------------------------------------------
        Total Schools                            816
------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 10.0%
Analog Devices*                    19,000        832
Conexant Systems*                  33,900        442
Intel                              71,800      2,516
International Rectifier*           10,800        450
Kla-Tencor*                        11,700        670
Nvidia*                             9,800        644
Semtech*                            9,800        339
------------------------------------------------------
        Total Semi-Conductors/
        Instruments                            5,893
------------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 3.0%
Qualcomm*                          14,900        656
Sprint*                            37,700        617
Verizon Communications             10,500        487
------------------------------------------------------
        Total Telephones &
        Telecommunication                      1,760
------------------------------------------------------
TRANSPORTATION SERVICES -- 1.9%
Amdocs*                            17,900        649
Sabre Holdings*                    11,100        496
------------------------------------------------------
        Total Transportation Services          1,145
------------------------------------------------------
        Total Common Stock
           (Cost $58,967)                     56,966
------------------------------------------------------

                                      Face
                                     Amount     Value
                                      (000)     (000)
------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
JP Morgan Chase (A)
    1.880%, dated 01/31/02, matures
    02/01/02, repurchase price
    $1,757,651 (collateralized by
    U.S. Treasury Bills, total market
    value $1,794,642)              $1,758    $ 1,758
------------------------------------------------------
        Total Repurchase Agreement
           (Cost $1,758)                       1,758
------------------------------------------------------
        Total Investments -- 100.1%
           (Cost $60,725)                     58,724
------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.1)%      (83)
------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization -- no par
    value) based on 5,818,228 outstanding
    shares of beneficial interest             69,693
Portfolio Shares of Class A Shares
    (unlimited authorization -- no par
    value) based on 949,448 outstanding
    shares of beneficial interest             14,863
Accumulated net realized loss on investments (23,914)
Net unrealized depreciation on investments    (2,001)
------------------------------------------------------
Total Net Assets -- 100.0%                   $58,641
------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $8.71
Net Asset Value and Redemption
    Price Per Share -- Class A Shares          $8.40
Maximum Offering Price Per Share --
    Class A Shares ($8.40 / 94.25%)            $8.91
------------------------------------------------------
* Non-income producing security.
(A) Tri-Party Repurchase Agreement
CI -- Class
Ltd. -- Limited

    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS



VALUE                                           Value
PORTFOLIO                          Shares       (000)
------------------------------------------------------
COMMON STOCK -- 97.9%

AEROSPACE/DEFENSE -- 1.6%
Boeing                             33,000    $ 1,351
------------------------------------------------------
        Total Aerospace/Defense                1,351
------------------------------------------------------
AUTOMOTIVE -- 3.0%
Delphi Automotive Systems          81,700      1,168
Lear*                              33,800      1,357
------------------------------------------------------
        Total Automotive                       2,525
------------------------------------------------------
BANKS -- 7.3%
Bank of America                    21,000      1,324
Wachovia                           57,900      1,925
Washington Mutual                  37,500      1,287
Wells Fargo                        31,900      1,480
------------------------------------------------------
        Total Banks                            6,016
------------------------------------------------------
CHEMICALS -- 1.5%
International Flavors & Fragrances 41,700      1,255
------------------------------------------------------
        Total Chemicals                        1,255
------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.7%
Nokia Oyj ADR                      59,100      1,386
------------------------------------------------------
        Total Communications
        Equipment                              1,386
------------------------------------------------------
COMPUTER SOFTWARE -- 1.9%
BMC Software*                      43,700        772
Rational Software*                 33,800        794
------------------------------------------------------
        Total Computer Software                1,566
------------------------------------------------------
COMPUTERS & SERVICES -- 3.0%
Hewlett-Packard                    49,300      1,090
International Business Machines     6,900        744
Tech Data*                         13,000        657
------------------------------------------------------
        Total Computers & Services             2,491
------------------------------------------------------
COSMETICS & TOILETRIES -- 2.0%
Procter & Gamble                   20,700      1,691
------------------------------------------------------
        Total Cosmetics & Toiletries           1,691
------------------------------------------------------

                                               Value
                                    Shares     (000)
------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 2.1%
Coca-Cola Enterprises              76,700    $ 1,246
Lennar                              8,600        477
------------------------------------------------------
        Total Diversified
        Manufacturing                          1,723
------------------------------------------------------
ELECTRICAL UTILITIES/SERVICES -- 1.4%
Duke Energy                        34,400      1,199
------------------------------------------------------
        Total Electrical Utilities/
        Services                               1,199
------------------------------------------------------
FINANCIAL SERVICES -- 14.1%
American Express                   24,000        860
Bear Stearns                       24,800      1,442
Citigroup                          55,433      2,628
Countrywide Credit Industries      19,400        771
Fannie Mae                         14,700      1,190
Freddie Mac                        16,000      1,074
Goldman Sachs Group                 8,600        748
H&R Block                          18,600        861
JP Morgan Chase                    11,200        381
Lehman Brothers Holdings           27,000      1,749
------------------------------------------------------
           Total Financial Services           11,704
------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 2.5%
Coca-Cola                          18,300        801
Kraft Foods, Cl A                  34,900      1,293
------------------------------------------------------
        Total Food, Beverage &
        Tobacco                                2,094
------------------------------------------------------
INSURANCE -- 6.7%
American International Group       21,025      1,559
Lincoln National                   27,400      1,411
Marsh & McLennan                   14,300      1,456
MGIC Investment                    16,500      1,106
------------------------------------------------------
        Total Insurance                        5,532
------------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 5.5%
Anthem*                            22,000      1,170
Hillenbrand Industries              8,100        464
Johnson & Johnson                  17,200        989
Tenet Healthcare*                  30,300      1,933
------------------------------------------------------
        Total Medical Products &
        Services                               4,556
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

January 31, 2002


VALUE                                           Value
PORTFOLIO (continued)              Shares       (000)
------------------------------------------------------
METALS & METAL INDUSTRIES -- 0.5%
Alcoa                              10,800    $   387
------------------------------------------------------
        Total Metals & Metal
        Industries                               387
------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES -- 2.6%
Cendant*                          122,200      2,136
------------------------------------------------------
        Total Miscellaneous
        Business Services                      2,136
------------------------------------------------------
MULTIMEDIA -- 0.8%
McGraw-Hill                        10,800        692
------------------------------------------------------
            Total Multimedia                     692
------------------------------------------------------
PAPER & PAPER PRODUCTS -- 1.9%
Temple-Inland                      28,200      1,561
------------------------------------------------------
        Total Paper & Paper Products           1,561
------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 1.7%
Tidewater                          40,200      1,377
------------------------------------------------------
        Total Petroleum & Fuel
        Products                               1,377
------------------------------------------------------
PETROLEUM REFINING -- 6.7%
Apache                             24,310      1,179
ChevronTexaco                      18,920      1,585
Exxon Mobil                        43,764      1,709
Valero Energy                      24,000      1,103
------------------------------------------------------
        Total Petroleum Refining               5,576
------------------------------------------------------
PHARMACEUTICALS -- 2.0%
Merck                              15,100        894
Quest Diagnostics*                 10,500        727
------------------------------------------------------
        Total Pharmaceuticals                  1,621
------------------------------------------------------
RAILROADS -- 1.7%
Norfolk Southern                   63,400      1,430
------------------------------------------------------
        Total Railroads                        1,430
------------------------------------------------------
RECREATION -- 2.8%
Carnival                           45,100      1,220
Walt Disney                        53,100      1,118
------------------------------------------------------
        Total Recreation                       2,338
------------------------------------------------------

                                   Shares/
                                 Face Amount    Value
                                    (000)       (000)
------------------------------------------------------
RETAIL -- 8.0%
Abercrombie & Fitch, Cl A*         40,500    $ 1,075
Autozone*                           6,400        433
Federated Department Stores*       37,500      1,561
Gap                                52,600        757
Office Depot*                      93,300      1,535
Target                             28,100      1,248
------------------------------------------------------
        Total Retail                           6,609
------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 5.9%
Advanced Micro Devices*            50,200        806
Avnet                              36,000        959
Conexant Systems*                  61,700        804
Fairchild Semiconductor
    International, Cl A*           20,300        536
LSI Logic*                         29,300        486
National Semiconductor*            45,800      1,292
------------------------------------------------------
        Total Semi-Conductors/
        Instruments                            4,883
------------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 7.6%
Nortel Networks                    119,900       868
SBC Communications                 41,500      1,554
Sprint Corp-FON Group              55,200        977
Verizon Communications             45,600      2,114
WorldCom Group*                    76,200        766
------------------------------------------------------
        Total Telephones &
        Telecommunication                      6,279
------------------------------------------------------
TRANSPORTATION SERVICES -- 1.4%
United Parcel Service, Cl B        19,600      1,126
------------------------------------------------------
        Total Transportation Services          1,126
------------------------------------------------------
        Total Common Stock
           (Cost $78,965)                     81,104
------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
Morgan Stanley (A)
    1.550%, dated 01/31/02, matures
    02/01/02, repurchase price
    $1,425,833 (collateralized by
    U.S. Treasury Notes, total
    market value $1,461,625)       $1,426      1,426
------------------------------------------------------
        Total Repurchase Agreement
           (Cost $1,426)                       1,426
------------------------------------------------------
        Total Investments -- 99.6%
           (Cost $80,391)                     82,530
------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%        362
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS



VALUE                                         Value
PORTFOLIO (concluded)                         (000)
------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization -- no par
    value) based on 9,606,741 outstanding
    shares of beneficial interest            $76,213
Portfolio Shares of Class A Shares
    (unlimited authorization -- no par
    value) based on 1,023,868 outstanding
    shares of beneficial interest              9,857
Undistributed net investment income               23
Accumulated net realized loss on investments  (5,340)
Net unrealized appreciation on investments     2,139
------------------------------------------------------
Total Net Assets -- 100.0%                   $82,892
------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $7.80
Net Asset Value and Redemption
    Price Per Share -- Class A Shares          $7.76
Maximum Offering Price Per Share --
    Class A Shares ($7.76 / 94.25%)            $8.23
------------------------------------------------------
* Non-income producing security.
(A) Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class

    The accompanying notes are an integral part of the financial statements.

January 31, 2002


TAX-MANAGED EQUITY                              Value
PORTFOLIO                          Shares       (000)
------------------------------------------------------
COMMON STOCK -- 99.3%

AEROSPACE/DEFENSE -- 7.0%
United Technologies                16,800    $ 1,155
------------------------------------------------------
        Total Aerospace/Defense                1,155
------------------------------------------------------
BANKS -- 4.6%
Suntrust Banks                      2,700        166
Wachovia                           17,800        592
------------------------------------------------------
        Total Banks                              758
------------------------------------------------------
CHEMICALS -- 1.6%
Air Products & Chemicals            5,888        272
------------------------------------------------------
        Total Chemicals                          272
------------------------------------------------------
COMPUTER SOFTWARE -- 6.5%
Microsoft*                         17,042      1,086
------------------------------------------------------
        Total Computer Software                1,086
------------------------------------------------------
COSMETICS & TOILETRIES -- 5.4%P
Kimberly-Clark                     14,900        899
------------------------------------------------------
        Total Cosmetics & Toiletries             899
------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 6.6%
General Electric                   29,400      1,092
------------------------------------------------------
        Total Diversified
        Manufacturing                          1,092
------------------------------------------------------
ELECTRICAL UTILITIES/SERVICES -- 1.5%
Johnson Controls                    3,000        252
------------------------------------------------------
        Total Electrical Utilities/
        Services                                 252
------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 1.3%
Pepsi Bottling Group                9,200        212
------------------------------------------------------
        Total Food, Beverage &
        Tobacco                                  212
------------------------------------------------------
INSURANCE -- 8.3%
Aflac                              28,500        744
Cincinnati Financial               16,697        643
------------------------------------------------------
        Total Insurance                        1,387
------------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 8.7%
Johnson & Johnson                   6,174        355
Medtronic                          22,250      1,096
------------------------------------------------------
        Total Medical Products &
        Services                               1,451
------------------------------------------------------

                                                Value
                                   Shares       (000)
------------------------------------------------------
MULTIMEDIA -- 6.4%
Gannett                            15,800    $ 1,066
------------------------------------------------------
        Total Multimedia                       1,066
------------------------------------------------------
PETROLEUM REFINING -- 5.3%
BP ADR                             14,494        677
Phillips Petroleum                  3,500        205
------------------------------------------------------
        Total Petroleum Refining                 882
------------------------------------------------------
PHARMACEUTICALS -- 12.6%
Abbott Laboratories                20,800      1,200
Forest Laboratories*                3,600        298
Idec Pharmaceuticals*               5,400        321
King Pharmaceuticals*               7,733        282
------------------------------------------------------
        Total Pharmaceuticals                  2,101
------------------------------------------------------
RECREATION -- 5.0%
Walt Disney                        39,400        830
------------------------------------------------------
        Total Recreation                         830
------------------------------------------------------
RESTAURANTS -- 3.3%
McDonald's                         20,300        552
------------------------------------------------------
        Total Restaurants                        552
------------------------------------------------------
RETAIL -- 1.2%
Autozone*                           2,900        196
------------------------------------------------------
        Total Retail                             196
------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 6.1%
Intel                              29,100      1,020
------------------------------------------------------
        Total Semi-Conductors/
        Instruments                            1,020
------------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 7.9%
Verizon Communications             19,382        898
WorldCom Group*                    40,573        408
------------------------------------------------------
        Total Telephones &
        Telecommunication                      1,306
------------------------------------------------------
        Total Common Stock
           (Cost $5,447)                      16,517
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS



TAX-MANAGED EQUITY                              Value
PORTFOLIO (concluded)              Shares       (000)
------------------------------------------------------
CASH EQUIVALENT -- 0.6%
SEI Daily Income Trust Money
    Market Fund                   107,218    $   107
------------------------------------------------------
        Total Cash Equivalent
           (Cost $107)                           107
------------------------------------------------------
        Total Investments -- 99.9%
           (Cost $5,554)                      16,624
------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%          9
------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization -- no par
    value) based on 3,322,847 outstanding
    shares of beneficial interest              4,350
Portfolio Shares of Class A Shares
    (unlimited authorization -- no par
    value) based on 92,264 outstanding
    shares of beneficial interest                864
Accumulated net realized gain on investments     349
Net unrealized appreciation on investments    11,070
------------------------------------------------------
Total Net Assets -- 100.0%                   $16,633
------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $4.87
Net Asset Value and Redemption
    Price Per Share -- Class A Shares          $4.83
Maximum Offering Price Per Share --
    Class A Shares ($4.83 / 94.25%)            $5.12
------------------------------------------------------
* Non-income producing security.
ADR -- American Depository Receipt


    The accompanying notes are an integral part of the financial statements.

January 31, 2002


SMALL CAP VALUE                                 Value
PORTFOLIO                          Shares       (000)
------------------------------------------------------
COMMON STOCK -- 99.0%

AEROSPACE/DEFENSE -- 3.6%
DRS Technologies*                  11,000    $   464
Elbit Systems Ltd.                  9,500        179
United Defense Industries*         41,500      1,038
------------------------------------------------------
        Total Aerospace/Defense                1,681
------------------------------------------------------
AIR TRANSPORTATION -- 1.5%
Offshore Logistics*                42,500        706
------------------------------------------------------
        Total Air Transportation                 706
------------------------------------------------------
APPAREL/TEXTILES -- 5.0%
Columbia Sportswear*               22,500        693
The First Years                    60,000        838
Tommy Hilfiger*                    64,000        831
------------------------------------------------------
        Total Apparel/Textiles                 2,362
------------------------------------------------------
AUTOMOTIVE -- 3.9%
ArvinMeritor                       34,500        830
Lear*                               5,000        201
Polaris Industries                 14,000        796
------------------------------------------------------
        Total Automotive                       1,827
------------------------------------------------------
BANKS -- 7.1%
Colonial Bancgroup                 55,000        776
Sky Financial Group                13,300        274
Sovereign Bancorp                  29,000        372
Washington Federal                 35,000        982
Webster Financial                  29,000        964
------------------------------------------------------
        Total Banks                            3,368
------------------------------------------------------
BUILDING & CONSTRUCTION -- 2.6%
Dycom Industries*                  24,000        387
Lafarge North America              20,500        831
------------------------------------------------------
        Total Building &
        Construction                           1,218
------------------------------------------------------
CHEMICALS -- 4.5%
Albemarle                          31,000        727
Ferro                              35,000        893
Lubrizol                           15,000        500
------------------------------------------------------
        Total Chemicals                        2,120
------------------------------------------------------

                                                Value
                                   Shares       (000)
------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 6.3%
3Com*                             100,000    $   598
Applied Innovation*                30,000        165
Commscope*                         26,000        536
Ditech Communications*             90,000        535
Harris                             29,000      1,015
Universal Electronics*              8,000        128
------------------------------------------------------
        Total Communications
        Equipment                              2,977
------------------------------------------------------
COMPUTER SOFTWARE -- 2.7%
Progress Software*                 28,000        477
Sybase*                            43,000        779
------------------------------------------------------
        Total Computer Software                1,256
------------------------------------------------------
CONSUMER PRODUCTS -- 5.1%
American Greetings, Cl A           50,000        623
K-Swiss, Cl A                      20,000        768
Timberland, Cl A*                  27,000      1,036
------------------------------------------------------
        Total Consumer Products                2,427
------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.4%
Lancaster Colony                   19,500        666
------------------------------------------------------
        Total Diversified
        Manufacturing                            666
------------------------------------------------------
ELECTRICAL UTILITIES/SERVICES -- 3.0%
Idacorp                            16,500        624
Madison Gas & Electric             31,000        795
------------------------------------------------------
        Total Electrical Utilities/
        Services                               1,419
------------------------------------------------------
FINANCIAL SERVICES -- 1.2%
LaBranche*                         17,900        553
------------------------------------------------------
        Total Financial Services                 553
------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 5.0%
Constellation Brands, Cl A*        18,500        886
Interstate Bakeries                25,000        602
J & J Snack Foods*                 29,500        885
------------------------------------------------------
        Total Food, Beverage &
        Tobacco                                2,373
------------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES -- 4.2%
American Woodmark                  15,000        893
Ethan Allen Interiors              19,500        777
Maytag                              9,500        303
------------------------------------------------------
        Total Household Furniture &
        Fixtures                               1,973
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS



SMALL CAP VALUE                                 Value
PORTFOLIO (continued)              Shares       (000)
------------------------------------------------------
INSURANCE -- 3.4%
Selective Insurance Group          37,000    $   774
Trigon Healthcare*                 11,500        845
------------------------------------------------------
        Total Insurance                        1,619
------------------------------------------------------
MEASURING DEVICES -- 2.6%
Orbotech Ltd.*                     20,000        528
Photon Dynamics*                   17,000        682
------------------------------------------------------
        Total Measuring Devices                1,210
------------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 5.2%
Datascope                          25,000        797
Dentsply International             17,000        841
Edwards Lifesciences*              11,000        296
Hooper Holmes                      60,000        509
------------------------------------------------------
        Total Medical Products &
        Services                               2,443
------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES -- 0.9%
Forrester Research*                25,000        426
------------------------------------------------------
        Total Miscellaneous
        Business Services                        426
------------------------------------------------------
OFFICE FURNITURE & FIXTURES -- 1.7%
HON Industries                     29,000        807
------------------------------------------------------
        Total Office Furniture &
        Fixtures                                 807
------------------------------------------------------
PAPER & PAPER PRODUCTS -- 1.8%
Glatfelter                         56,000        843
------------------------------------------------------
        Total Paper & Paper
        Products                                 843
------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 4.0%
Atwood Oceanics*                   15,900        550
Helmerich & Payne                  26,000        790
Tidewater                          15,900        545
------------------------------------------------------
        Total Petroleum &
        Fuel Products                          1,885
------------------------------------------------------
PHARMACY SERVICES -- 0.9%
Syncor International*              16,500        434
------------------------------------------------------
        Total Pharmacy Services                  434
------------------------------------------------------
PRINTING & PUBLISHING -- 1.6%
McClatchy, Cl A                    15,000        759
------------------------------------------------------
        Total Printing & Publishing              759
------------------------------------------------------

                                    Shares/
                                 Face Amount    Value
                                    (000)       (000)
------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 7.4%
CBL & Associates Properties        22,000    $   742
Post Properties                    22,500        757
Reckson Associates Realty          34,000        785
Washington Real Estate Investment
   Trust                           19,000        484
Weingarten Realty Investors        15,000        739
------------------------------------------------------
        Total Real Estate
        Investment Trusts                      3,507
------------------------------------------------------
RESTAURANTS -- 1.7%
Jack in the Box*                   29,500        826
------------------------------------------------------
        Total Restaurants                        826
------------------------------------------------------
RETAIL -- 3.9%
Abercrombie & Fitch, Cl A*         10,000        266
Anntaylor Stores*                  26,500      1,027
Electronics Boutique Holdings*     14,900        560
------------------------------------------------------
        Total Retail                           1,853
------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 6.8%
Alpha Industries*                  21,200        446
BEI Technologies                    9,700        168
Cohu                               28,000        566
DSP Group*                         16,500        372
Genesis Microchip*                  3,300        199
LTX*                               24,700        488
Three-Five Systems*                32,900        461
Zoran*                             17,700        534
------------------------------------------------------
        Total Semi-Conductors/
        Instruments                            3,234
------------------------------------------------------
        Total Common Stock
           (Cost $38,015)                     46,772
------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
Morgan Stanley (A)
    1.550%, dated 01/31/02, matures
    02/01/02, repurchase price
    $760,657 (collateralized by
    U.S. Treasury Notes, total
    market value $779,752)           $761        761
------------------------------------------------------
        Total Repurchase Agreement
           (Cost $761)                           761
------------------------------------------------------
        Total Investments -- 100.6%
           (Cost $38,776)                     47,533
------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.6)%     (291)
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

January 31, 2002


SMALL CAP VALUE                                 Value
PORTFOLIO (concluded)                           (000)
------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization -- no par
    value) based on 3,385,719 outstanding
    shares of beneficial interest            $28,436
Portfolio Shares of Class A Shares
    (unlimited authorization -- no par
    value) based on 590,203 outstanding
    shares of beneficial interest              6,311
Accumulated net realized gain on investments   3,738
Net unrealized appreciation on investments     8,757
------------------------------------------------------
Total Net Assets -- 100.0%                   $47,242
------------------------------------------------------

Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares   $11.88
Net Asset Value and Redemption
    Price Per Share -- Class A Shares         $11.87
Maximum Offering Price Per Share --
    Class A Shares ($11.87 / 94.25%)          $12.59
------------------------------------------------------
* Non-income producing security.
(A) Tri-Party Repurchase Agreement
Cl -- Class
Ltd. -- Limited

    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS



INTERNATIONAL EQUITY                            Value
PORTFOLIO                          Shares       (000)
------------------------------------------------------
FOREIGN COMMON STOCK -- 94.0%

AUSTRALIA -- 1.9%
Rio Tinto Ltd.                     13,193    $   256
Telstra Ltd.                      174,366        485
------------------------------------------------------
        Total Australia                          741
------------------------------------------------------
BELGIUM -- 1.6%
UCB                                15,206        625
------------------------------------------------------
        Total Belgium                            625
------------------------------------------------------
CHINA -- 0.4%
Huaneng Power International       250,000        170
------------------------------------------------------
        Total China                              170
------------------------------------------------------
DENMARK -- 2.6%
Carlsberg, Cl B                    10,270        429
ISS*                               12,950        605
------------------------------------------------------
        Total Denmark                          1,034
------------------------------------------------------
FINLAND -- 1.9%
Nokia OYJ                          32,469        747
------------------------------------------------------
        Total Finland                            747
------------------------------------------------------
FRANCE -- 14.1%
Aventis                            13,115        910
Carrefour                          22,714      1,115
Cie Generale D'Optique
    Essilor International          23,872        731
Credit Agricole*                   33,074        530
Orange*                            56,522        415
Pinault-Printemps-Redoute           4,463        460
TotalFinaElf                        6,934        972
Valeo                              11,374        468
------------------------------------------------------
        Total France                           5,601
------------------------------------------------------
GERMANY -- 6.0%
Allianz                             4,250        953
E.ON                               15,114        768
Muenchener Rueckversicherungs       2,186        516
Puma AG Rudolf Dassler Sport        5,000        158
------------------------------------------------------
        Total Germany                          2,395
------------------------------------------------------

                                                Value
                                    Shares      (000)
------------------------------------------------------
HONG KONG -- 2.9%
Aluminum Corp of China Ltd.*      676,000    $   142
Clear Media Ltd.*                 100,000         63
Esprit Holdings Ltd.              149,000        193
Sun Hung Kai Properties Ltd.       92,000        740
------------------------------------------------------
        Total Hong Kong                        1,138
------------------------------------------------------
IRELAND -- 0.6%
Anglo Irish Bank                   60,000        237
------------------------------------------------------
        Total Ireland                            237
------------------------------------------------------
JAPAN -- 13.6%
Bellsystem 24                         400        121
Canon                              19,000        624
Daiwa Securities Group            121,000        567
Fuji Photo Film Ltd.               17,000        541
Hisamitsu Pharmaceutical            3,000         35
Ito-Yokado Ltd.                    13,000        482
Mitsubishi                        101,000        634
Nissin Kogyo Ltd.                   6,000        170
Sekisui House Ltd.                 84,000        578
Takeda Chemical Industries Ltd.    22,000        873
Toyota Motor                       24,000        619
Yokogawa Electric                  25,000        171
------------------------------------------------------
        Total Japan                            5,415
------------------------------------------------------
KOREA -- 2.5%
Humax Ltd.                         10,000        289
LG Chem Ltd.*                      10,000        227
Pohang Iron & Steel                 4,940        483
------------------------------------------------------
        Total Korea                              999
------------------------------------------------------
NETHERLANDS -- 9.3%
Akzo Nobel                         14,333        615
Elsevier                           75,166        879
ING Groep                          25,003        626
TPG                                48,177        998
Verenigde Nederlandse
    Uitgeversbedrijven             18,659        578
------------------------------------------------------
        Total Netherlands                      3,696
------------------------------------------------------
SINGAPORE -- 2.0%
DBS Group Holdings Ltd.            97,000        782
------------------------------------------------------
        Total Singapore                          782
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

January 31, 2002


INTERNATIONAL EQUITY                            Value
PORTFOLIO (continued)              Shares       (000)
------------------------------------------------------
SOUTH AFRICA -- 1.0%
Gold Fields Ltd.                   60,500    $   384
------------------------------------------------------
        Total South Africa                       384
------------------------------------------------------
SPAIN -- 2.6%
Sogecable*                         10,000        229
Telefonica*                        67,648        795
------------------------------------------------------
        Total Spain                            1,024
------------------------------------------------------
SWEDEN -- 5.8%
Atlas Copco, Cl A                  27,004        632
Eniro*                             25,000        174
Securitas, Cl B                    45,980        864
Telefonaktiebolaget LM Ericsson,
  Cl B                            150,301        653
------------------------------------------------------
        Total Sweden                           2,323
------------------------------------------------------
SWITZERLAND -- 6.5%
Adecco                             10,647        557
Givaudan                              600        190
Logitech International*             5,000        212
Syngenta*                          12,308        664
UBS*                               21,347        966
------------------------------------------------------
        Total Switzerland                      2,589
------------------------------------------------------
THAILAND -- 1.4%
Bangkok Bank*                     394,600        569
------------------------------------------------------
        Total Thailand                           569
------------------------------------------------------
UNITED KINGDOM -- 17.3%
Alliance Unichem                   25,000        192
BAE Systems                       140,159        673
Berkeley Group                     20,000        218
BP                                189,911      1,471
Centrica                          172,420        559
Compass Group                     160,044      1,176
GlaxoSmithKline                    30,993        740
mmO2*                             438,287        475
Spectris                            5,000         33
Standard Chartered                 55,553        614
Unilever                           91,910        740
------------------------------------------------------
        Total United Kingdom                   6,891
------------------------------------------------------
        Total Foreign Common Stock
           (Cost $39,395)                     37,360
------------------------------------------------------

                                                Value
                                    Shares      (000)
------------------------------------------------------
COMMON STOCK -- 0.2%

TELECOMMUNICATION -- 0.2%
Utstarcom*                          4,000    $   104
------------------------------------------------------
        Total Telecommunication                  104
------------------------------------------------------
        Total Common Stock
           (Cost $66)                            104
------------------------------------------------------
FOREIGN RIGHTS -- 0.0%

SPAIN -- 0.0%
Telefonica Bonus Rights
    Expires 02/15/02               67,648         16
------------------------------------------------------
        Total Spain                               16
------------------------------------------------------
        Total Foreign Rights
           (Cost $21)                             16
------------------------------------------------------
CASH EQUIVALENT -- 3.8%
SSGA U.S. Government Money
    Market Fund, Cl A           1,500,000      1,500
------------------------------------------------------
        Total Cash Equivalent
           (Cost $1,500)                       1,500
------------------------------------------------------
        Total Investments -- 98.0%
           (Cost $40,982)                     38,980
------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 2.0%        777
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS



INTERNATIONAL EQUITY                            Value
PORTFOLIO (concluded)                           (000)
------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization -- no par
    value) based on 5,861,747 outstanding
    shares of beneficial interest            $49,648
Portfolio Shares of Class A Shares
    (unlimited authorization -- no par
    value) based on 105,576 outstanding
    shares of beneficial interest                826
Distribution in excess of net
    investment income                            (27)
Accumulated net realized loss on investments  (8,688)
Net unrealized depreciation on investments    (2,002)
------------------------------------------------------
Total Net Assets -- 100.0%                   $39,757
------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $6.66
Net Asset Value and Redemption
     Price Per Share -- Class A Shares         $6.64
Maximum Offering Price Per Share --
    Class A Shares ($6.64 / 94.25%)            $7.05
------------------------------------------------------
* Non-income producing security.
Cl -- Class
Ltd. -- Limited

At January 31, 2002, sector diversification of the Portfolio was as follows:

                                 % OF          VALUE
SECTOR DIVERSIFICATION        NET ASSETS       (000)
----------------------        ------------   ----------
FOREIGN COMMON STOCK
Aerospace/Defense                  1.7%      $   674
Automotive                         3.1         1,258
Banks                              9.3         3,697
Broker/Dealers                     1.4           567
Building & Construction            2.0           795
Chemicals                          4.3         1,696
Commercial Services                1.8           726
Computers & Services               0.5           212
Diversified Operations             7.0         2,832
Electric Products                  2.9         1,141
Food, Beverage & Tobacco           8.7         3,460
Gas/Natural Gas                    1.4           559
Import/Export                      1.6           634
Insurance                          5.3         2,096
Manufacturing                      3.8         1,513
Medical Products & Services        8.5         3,376
Misc Business Services             1.4           557
Multimedia                         0.2            63
Petroleum & Fuel Products          6.1         2,443
Photo Equipment & Supplies         1.4           541
Printing & Publishing              4.1         1,630
Real Estate                        1.9           740
Retail                             2.8         1,100
Telelphones & Telecommunications   9.8         3,859
Transportation                     2.5           998
Wholesale                          0.5           193
                                ------       -------
     Total Foreign Common Stock   94.0        37,360
                                ------       -------
Common Stock                       0.2           104
Foreign Rights                     0.0            16
Cash Equivalent                    3.8         1,500
                                ------       -------
     Total Investments            98.0        38,980
                                ------       -------
Other Assets and Liabilities, Net  2.0           777
                                ------       -------
TOTAL NET ASSETS                 100.0%      $39,757
                                ======       =======


    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS

January 31, 2002

                                    Face
INTERMEDIATE-TERM INCOME           Amount       Value
PORTFOLIO                           (000)       (000)
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 11.4%
U.S. Treasury Notes
    7.875%, 11/15/04               $1,600    $ 1,776
    7.500%, 05/15/02                2,700      2,744
    6.625%, 05/15/07                1,000      1,097
    6.375%, 08/15/02                5,500      5,630
    6.125%, 08/15/07                2,500      2,685
------------------------------------------------------
        Total U.S. Treasury
           Obligations
           (Cost $13,447)                     13,932
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.1%
FHLB
    5.740%, 02/25/05                3,500      3,665
FHLMC
    6.875%, 09/15/10                2,000      2,172
FNMA
      6.500%, 08/15/04              5,000      5,320
------------------------------------------------------
        Total U.S. Government Agency
           Obligations
           (Cost $10,452)                     11,157
------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 16.4%
FHLMC
    6.250%, 10/15/23                5,000      5,125
FHLMC CMO/REMIC
    9.000%, 01/15/25                  868        892
    6.250%, 10/15/22                4,000      4,090
FNMA
    7.040%, 08/01/15                1,361      1,466
    6.460%, 12/01/28                3,021      3,085
    6.390%, 08/01/13                5,236      5,470
FNMA (ACES) (A)
       6.735%, 04/25/20                45         45
------------------------------------------------------
        Total U.S. Government Mortgage-
           Backed Obligations
           (Cost $19,683)                     20,173
------------------------------------------------------
CORPORATE OBLIGATIONS -- 57.9%

AIRLINES -- 0.7%
US Airways, Cl A
    6.760%, 04/15/08                  878        808
------------------------------------------------------
        Total Airlines                           808
------------------------------------------------------

                                     Face
                                    Amount      Value
                                     (000)      (000)
------------------------------------------------------
AUTOMOTIVE -- 4.9%
DaimlerChrysler Holdings
    7.750%, 06/15/05               $1,000    $ 1,059
Hertz
    7.000%, 05/01/02                2,800      2,821
TRW, Ser C, MTN
    7.370%, 04/18/07                2,000      2,082
------------------------------------------------------
        Total Automotive                       5,962
------------------------------------------------------
BANKS -- 10.3%
Bank of America, Global Bond
    7.875%, 05/16/05                2,000      2,194
Citigroup
    7.250%, 10/01/10                2,000      2,146
Inter-American Development Bank,
    MTN
    6.000%, 05/13/09                3,000      3,029
National Australia Bank, Ser A,
    Yankee Bond
    8.600%, 05/19/10                2,000      2,286
National City Bank
    5.750%, 02/01/09                2,000      1,955
Wells Fargo Bank of North America
    6.450%, 02/01/11                1,000      1,025
------------------------------------------------------
        Total Banks                           12,635
------------------------------------------------------
BROKER/DEALERS -- 4.4%
Charles Schwab
    8.050%, 03/01/10                2,000      2,153
Merrill Lynch
    6.000%, 02/17/09                1,000        996
Paine Webber Group
    7.625%, 12/01/09                2,000      2,185
------------------------------------------------------
           Total Broker/Dealers                5,334
------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.5%
Tyco International Group
    5.800%, 08/01/06                2,000      1,882
------------------------------------------------------
        Total Diversified
        Manufacturing                          1,882
------------------------------------------------------
ELECTRICAL UTILITIES/SERVICES -- 0.8%
Wisconsin Energy
    6.500%, 04/01/11                1,000      1,018
------------------------------------------------------
        Total Electrical Utilities/
        Services                               1,018
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS


                                    Face
INTERMEDIATE-TERM INCOME           Amount       Value
PORTFOLIO (continued)               (000)       (000)
------------------------------------------------------
FINANCIAL SERVICES -- 14.8%
American General Finance,
    Ser F, MTN
    6.100%, 05/22/06               $2,000    $ 2,056
Associates Corporation of
    North America
    8.550%, 07/15/09                2,000      2,275
Boeing Capital, MTN
    7.250%, 02/01/11                1,000      1,029
Ford Motor Credit
    6.500%, 01/25/07                1,500      1,479
General Motors Acceptance
    7.750%, 01/19/10                4,000      4,145
Household Finance, Global Bond
    7.875%, 03/01/07                2,000      2,150
Morgan Stanley Dean Witter,
    Ser C, MTN
    7.375%, 04/15/03                2,000      2,100
Textron Financial (A)
    3.870%, 12/09/02                3,000      2,966
------------------------------------------------------
        Total Financial Services              18,200
------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 1.3%
Philip Morris, Global Bond
    7.000%, 07/15/05                1,500      1,597
------------------------------------------------------
        Total Food, Beverage &
        Tobacco                                1,597
------------------------------------------------------
FOREIGN GOVERNMENTS -- 0.8%
United Mexican States
    7.500%, 01/14/12                1,000        988
------------------------------------------------------
        Total Foreign Governments                988
------------------------------------------------------
INDUSTRIAL -- 5.0%
Cooper Industries, Ser 3, MTN
    6.375%, 05/08/08                2,000      1,992
Hubbell
    6.625%, 10/01/05                1,000      1,048
RR Donnelley & Sons, Ser C, MTN
    6.700%, 07/05/05                1,000      1,044
Unocal Oil of California
    6.500%, 05/01/08                2,000      2,030
------------------------------------------------------
        Total Industrial                       6,114
------------------------------------------------------

                                     Face
                                    Amount      Value
                                     (000)      (000)
------------------------------------------------------
MACHINERY -- 0.8%
Catepillar
    6.550%, 05/01/11               $1,000    $ 1,039
------------------------------------------------------
        Total Machinery                        1,039
------------------------------------------------------
RAILROADS -- 1.6%
CSX, Ser 1998-A
    6.400%, 06/15/09                2,000      1,983
------------------------------------------------------
        Total Railroads                        1,983
------------------------------------------------------
RETAIL -- 4.2%
Albertson's
    8.350%, 05/01/10                2,000      2,259
Supervalu, Ser B, MTN
    6.640%, 06/09/06                3,000      2,891
------------------------------------------------------
        Total Retail                           5,150
------------------------------------------------------
SPECIAL PURPOSE ENTITY -- 3.6%
BHP Finance
    8.500%, 12/01/12                3,917      4,458
------------------------------------------------------
        Total Special Purpose Entity           4,458
------------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 3.2%
QWest Capital Funding
    6.375%, 07/15/08                3,000      2,839
Telefonica of Europe, Global Bond
    7.350%, 09/15/05                1,000      1,060
------------------------------------------------------
        Total Telephones &
        Telecommunication                      3,899
------------------------------------------------------
        Total Corporate Obligations
           (Cost $69,238)                     71,067
------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
Morgan Stanley (B)
    1.850%, dated 01/31/02, matures
    02/01/02, repurchase price
    $5,118,192 (collateralized by
    U.S. Treasury Note, total
    market value $5,247,281)        5,118      5,118

------------------------------------------------------
        Total Repurchase Agreement
           (Cost $5,118)                       5,118
------------------------------------------------------
        Total Investments -- 99.0%
           (Cost $117,938)                   121,447
------------------------------------------------------

OTHER ASSETS AND LIABILITIES, NET -- 1.0%      1,254
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

January 31, 2002


INTERMEDIATE-TERM INCOME                        Value
PORTFOLIO (concluded)                           (000)
------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization -- no par
    value) based on 11,455,968 outstanding
    shares of beneficial interest           $113,390
Portfolio Shares of Class A Shares
    (unlimited authorization -- no par
    value) based on 777,036 outstanding
    shares of beneficial interest              7,764
Accumulated net realized loss on investments  (1,962)
Net unrealized appreciation on investments     3,509
------------------------------------------------------
Total Net Assets -- 100.0%                  $122,701
------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares   $10.03
Net Asset Value and Redemption
    Price Per Share -- Class A Shares         $10.03
Maximum Offering Price Per Share --
    Class A Shares ($10.03 / 95.50%)          $10.50
------------------------------------------------------
(A) Variable Rate Security -- The rate shown is the rate in effect on January 31, 2002.
(B) Tri-Party Repurchase Agreement
ACES -- AMEX Commodities Exchange Securities
Cl -- Class
CMO -- Collateralized Mortgage Obligation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit
Ser -- Series


    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS


                                     Face
MICHIGAN TAX FREE BOND              Amount      Value
PORTFOLIO                           (000)       (000)
------------------------------------------------------
MUNICIPAL BONDS -- 98.9%

MICHIGAN -- 98.9%
Anchor Bay, School District GO,
    Ser II, FGIC
    6.125%, 05/01/11               $  365    $   415
Ann Arbor, Water Supply System RB,
    Ser T, MBIA
    7.375%, 02/01/02                  750        750
Big Rapids, Public School District
    GO, FGIC
    7.300%, 05/01/05                  250        283
Bishop International Airport
    Authority RB, Ser B, ACA
    5.125%, 12/01/17                1,500      1,397
Calhoun County GO, AMBAC
    4.950%, 07/01/03                1,000      1,042
Central Michigan State University
    RB, FGIC Pre-refunded @ 101 (A)
    5.200%, 04/01/07                  860        931
Dearborn, Municipal Building
    Authority GO, AMBAC
    7.000%, 06/01/03                  505        539
Detroit, Distributable State Aid
    GO, AMBAC
    5.250%, 05/01/08                1,000      1,072
    5.000%, 05/01/05                  200        209
Detroit, Water Supply System RB,
    FGIC Partially Pre-refunded
    @ 102 (A)
    6.250%, 07/01/07                  500        518
Detroit, Water Supply System RB,
    Second Lien, Ser A, MBIA
    5.100%, 07/01/07                  500        533
Detroit, Water Supply System RB,
    Senior Lien, Ser A, FGIC
    Pre-refunded @ 101 (A)
    5.750%, 01/01/10                1,000      1,117
East Lansing GO, Ser B
    4.850%, 10/01/07                  315        316
Farmington, Public School
    District GO
    4.000%, 05/01/09                1,100      1,093
Ferris State University RB, AMBAC
    Pre-refunded @ 101 (A)
    5.400%, 04/01/07                  675        738
Flint GO, MBIA
    6.000%, 11/01/03                1,040      1,113

                                     Face
                                    Amount      Value
                                     (000)      (000)
------------------------------------------------------
Grand Rapids, Building Authority RB
    5.375%, 04/01/07               $  200    $   209
Grand Rapids, Downtown Development
    Authority TA, MBIA
    6.600%, 06/01/08                  200        219
Howell, Public Schools GO
    5.250%, 05/01/17                1,575      1,614
Howell, Public Schools GO, FGIC
    5.000%, 05/01/08                1,000      1,034
Iron Mountain, Tax Increment
    Finance Authority GO, AMBAC
    5.000%, 05/01/05                  250        256
Jenison, Public Schools GO, FGIC
    5.250%, 05/01/11                1,575      1,685
Johannesburg-Lewiston, Area Schools
    GO, AMBAC
    6.750%, 05/01/03                  320        339
Kalamazoo, Hospital Finance
    Authority, Borgess Medical
    Center RB, Ser A, AMBAC, ETM
    5.000%, 06/01/04                1,000      1,059
Kalamazoo, Water Supply System
    Project RB
    6.000%, 09/01/07                  425        437
Kent County, Building Authority GO
    5.100%, 12/01/07                  500        527
    5.000%, 12/01/06                  500        529
Kent, Hospital Finance Authority RB,
    Mary Free Bed Hospital Project,
    Ser A
    6.250%, 04/01/03                  250        251
Kentwood, Public School System GO
    5.900%, 05/01/04                  380        391
Lake Orion, Michigan Community
    School District GO,
    Ser A, FSA
    5.750%, 05/01/15                1,000      1,080
Lansing, Building Authority GO, ETM
    7.100%, 06/01/02                  100        102
Lansing, Tax Increment Finance
    Authority GO, ETM
    6.100%, 10/01/03                  250        267
Lincoln, School District GO, FGIC
    5.750%, 05/01/09                  115        124
Livonia, Municipal Building
    Authority RB
    5.750%, 06/01/04                  250        268


    The accompanying notes are an integral part of the financial statements.

January 31, 2002

                                     Face
MICHIGAN TAX FREE BOND              Amount      Value
PORTFOLIO (continued)                (000)      (000)
------------------------------------------------------
Livonia, Water Supply & Wastewater
    Systems RB, AMBAC
    5.200%, 11/01/09               $1,000    $ 1,011
Montague, Public School District
    GO, FSA
    5.125%, 05/01/06                  300        322
    5.125%, 05/01/08                  300        314
Northville, Public Schools GO, FGIC
    5.000%, 05/01/10                  500        519
Oak Park GO, ABMAC
    5.200%, 05/01/06                  250        262
Oakland County, Economic Development
    Authority RB, Cranbrook Elderly
    Community Project, Ser B
    Pre-refunded @ 100 (A) (B)
    6.375%, 11/01/04                1,000      1,101
Pewamo, Westphalia School District
    GO, FGIC
    5.000%, 05/01/06                  275        294
Plymouth-Canton County, Community
    School District GO, FGIC
    4.500%, 05/01/12                1,100      1,099
Plymouth-Canton County, Community
    School District GO, Ser C
    Pre-refunded @ 102 (A)
    6.200%, 05/01/02                  250        258
Portage, Public Schools GO, FSA
    4.450%, 05/01/12                  500        497
    4.350%, 05/01/11                  500        501
Redford Township GO, AMBAC
    Pre-refunded @ 102 (A)
    6.750%, 04/01/06                  200        206
Rochester Hills GO
    5.500%, 11/01/06                  250        256
    5.500%, 11/01/07                  250        256
Rochester, Community School District
    GO, MBIA
    5.500%, 05/01/06                1,000      1,086
Roseville, School District GO, FSA
    4.450%, 05/01/06                1,500      1,567
Saginaw, Hospital Finance
    Authority, Covenant Medical
    Center RB, Ser F
    6.500%, 07/01/30                5,000      5,212
Saline, Building Authority GO, AMBAC
    7.000%, 07/01/05                  100        103

                                     Face
                                    Amount      Value
                                     (000)      (000)
------------------------------------------------------
State Building Authority RB,
    Facilities Project, Ser I
    4.750%, 10/15/18               $1,100    $ 1,062
State Building Authority RB,
    Facilities Project,
    Ser I, AMBAC
    5.500%, 10/01/07                1,000      1,090
State Building Authority RB, Ser I,
    AMBAC
    6.000%, 10/01/02                  300        309
State Hospital Finance Authority RB,
    Botsford Project, Ser A, MBIA
    4.400%, 02/15/04                1,000      1,035
State Hospital Finance
    Authority RB, Chelsea Community
    Hospital Project
    5.000%, 05/15/12                1,000        936
State Hospital Finance Authority RB,
    Detroit Medical Center Project
    6.250%, 08/15/13                  675        645
State Hospital Finance Authority RB,
    Detroit Medical Group Project,
    Ser A, AMBAC
    5.000%, 08/15/05                2,180      2,314
State Hospital Finance Authority RB,
    Henry Ford Health Center Project,
    Ser A
    5.100%, 11/15/07                  600        630
State Hospital Finance Authority RB,
    McLaren Group Project, Ser A
    5.200%, 10/15/06                  750        780
    5.000%, 10/15/04                1,000      1,045
State Hospital Finance Authority RB,
    MidMichigan Group Project,
    Ser A, FSA
    5.500%, 06/01/08                1,400      1,510
State Hospital Finance Authority RB,
    Sisters of Mercy Health Systems,
    Ser P, MBIA
    4.900%, 08/15/05                  940        983
State Hospital Finance Authority RB,
    Sisters of Mercy Health Systems,
    Ser P, MBIA, ETM
    4.900%, 08/15/05                   60         63
State Hospital Finance Authority RB,
    Sparrow Group Project, MBIA
    5.400%, 11/15/09                  450        480
    5.300%, 11/15/08                  450        481
    5.200%, 11/15/07                  480        512

    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS


                                      Face
MICHIGAN TAX FREE BOND              Amount     Value
PORTFOLIO (continued)                 (000)     (000)
------------------------------------------------------
State Hospital Finance Authority RB,
    St. John Hospital & Medical
    Center Project, AMBAC, ETM
    5.000%, 05/15/04               $  750    $   793
State Hospital Finance Authority
    RB, St. John Hospital & Medical
    Center Project, Ser A,
    AMBAC, ETM
    5.650%, 05/15/03                  300        315
State Housing Development Authority
    RB, Greenwood Villa Project, FSA
    6.500%, 09/15/07                  160        167
State Municipal Bond Authority RB
    5.500%, 10/01/06                  810        886
    5.150%, 10/01/08                1,000      1,039
State Municipal Bond Authority RB,
    Ser A
    6.500%, 05/01/07                  250        263
    6.000%, 10/01/02                1,000      1,028
State Public Power Agency RB,
    Belle River Project, Ser A
    5.200%, 01/01/04                  300        313
State Public Power Agency RB,
    Campbell Project, Ser A, AMBAC
    5.500%, 01/01/06                  500        539
    5.000%, 01/01/03                  500        515
State South Central Power Agency
    RB, MBIA
    5.800%, 11/01/05                  400        440
State Strategic Fund RB, Ford Motor
    Project, Ser A
    7.100%, 02/01/06                  350        384
State Strategic Fund RB, NSF
    International Project,
    Ser A (B)
    5.500%, 08/01/11                1,065      1,108
    5.400%, 08/01/10                1,105      1,149
State Trunk Line RB, Ser A
    5.625%, 10/01/03                  500        522
State Trunk Line RB, Ser B-2
    5.750%, 10/01/04                  350        365
Trenton, Building Authority GO,
    AMBAC
    5.625%, 10/01/21                1,250      1,317
Troy, City School District GO
    4.750%, 05/01/08                1,000      1,040

                                    Shares/
                                  Face Amount   Value
                                     (000)      (000)
------------------------------------------------------
University of Michigan, Hospital RB,
    Ser A
    5.800%, 12/01/05               $  400    $   417
University of Michigan, Hospital RB,
    Ser A-1
    5.250%, 12/01/09                1,000      1,061
University of Michigan, Major
    Capital Projects RB, Ser B
    5.300%, 04/01/05                  250        263
Utica, Community Schools GO
    5.750%, 05/01/07                  500        532
Washtenaw County, Community College
    GO, Ser A
    4.900%, 04/01/06                1,200      1,271
    4.350%, 04/01/05                1,375      1,432
Waterford Township, School
    District GO
    4.850%, 06/01/10                1,450      1,483
West Bloomfield, School
    District GO, FGIC
    5.700%, 05/01/14                  900      1,000
Wixon County GO, AMBAC
    4.750%, 05/01/11                1,000      1,018
Wyandotte, Building Authority
    RB, ETM
    7.000%, 01/01/03                  100        102
Wyandotte, Electric Authority
    RB, MBIA
    6.250%, 10/01/08                1,700      1,904
Wyandotte, Finance Authority
    TA, MBIA
    6.100%, 06/01/02                  500        507
------------------------------------------------------
        Total Michigan                        74,369
------------------------------------------------------
        Total Municipal Bonds
           (Cost $71,116)                     74,369
------------------------------------------------------
CASH EQUIVALENT -- 1.0%
SEI Institutional Tax-Free
    Portfolio                     748,389        748
------------------------------------------------------
        Total Cash Equivalent
           (Cost $748)                           748
------------------------------------------------------
        Total Investments -- 99.9%
           (Cost $71,864)                     75,117
------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%         95
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

January 31, 2002


MICHIGAN TAX FREE BOND                          Value
PORTFOLIO (concluded)                           (000)
------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization -- no par
    value) based on 7,312,025 outstanding
    shares of beneficial interest            $71,183
Portfolio Shares of Class A Shares
    (unlimited authorization -- no par
    value) based on 67,787 outstanding
    shares of beneficial interest                685
Undistributed net investment income               35
Accumulated net realized gain on investments      56
Net unrealized appreciation on investments     3,253
------------------------------------------------------
Total Net Assets -- 100.0%                   $75,212
------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares   $10.19
Net Asset Value and Redemption
    Price Per Share -- Class A Shares         $10.20
Maximum Offering Price Per Share --
    Class A Shares ($10.20 / 95.50%)          $10.68
------------------------------------------------------
(A) Pre-refunded Security -- The pre-refunded date is shown as the maturity date on the Statement of Net Assets.
(B) Securities are held in connection with a letter of credit issued by a major bank or other financial institution.
ETM -- Escrowed to Maturity
GO -- General Obligation
RB -- Revenue Bond Ser -- Series
TA -- Tax Allocation
The following organizations have provided underlying credit support for securities listed above, as indicated.
ACA -- American Capital Access
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Insurance Association


    The accompanying notes are an integral part of the financial statements.

                                                      GOLDEN OAK FAMILY OF FUNDS


                                     Face
PRIME OBLIGATION MONEY             Amount       Value
MARKET PORTFOLIO                    (000)       (000)
------------------------------------------------------
COMMERCIAL PAPER -- 36.6%

BANKS -- 2.0%
Halifax
    1.900%, 02/11/02              $ 3,000   $  2,999
------------------------------------------------------
        Total Banks                            2,999
------------------------------------------------------
FINANCIAL SERVICES -- 7.9%
Apreco
    1.910%, 02/04/02                3,000      2,999
Ford Motor
    2.180%, 02/06/02                1,000      1,000
GE Capital
    2.050%, 02/19/02                4,000      3,996
Goldman
    1.840%, 02/05/02                3,000      2,999
Mont Blanc
    1.950%, 02/04/02                1,000      1,000
------------------------------------------------------
        Total Financial Services              11,994
------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 2.3%
Coca-Cola
    1.720%, 02/11/02                3,500      3,498
------------------------------------------------------
        Total Food, Beverage &
        Tobacco                                3,498
------------------------------------------------------
PHARMACEUTICALS -- 2.7%
Glaxosmithkline
    2.020%, 02/04/02                4,000      3,999
------------------------------------------------------
        Total Pharmaceuticals                  3,999
------------------------------------------------------
RETAIL -- 3.0%
Gillette
    1.750%, 04/12/02                3,580      3,568
Sears Roebuck
    2.100%, 02/19/02                1,000        999
------------------------------------------------------
        Total Retail                           4,567
------------------------------------------------------
SCHOOLS -- 2.6%
Columbia
    2.160%, 02/04/02                4,000      3,999
------------------------------------------------------
        Total Schools                          3,999
------------------------------------------------------

                                     Face
                                    Amount      Value
                                     (000)      (000)
------------------------------------------------------
SPECIAL PURPOSE ENTITY -- 15.1%
Corporate Asset
    1.750%, 03/06/02              $ 3,600   $  3,594
Eureka Securities
    1.850%, 02/14/02                3,800      3,797
Peacock Funding
    1.800%, 03/07/02                2,000      1,997
Prefco
    1.850%, 02/04/02                3,000      3,000
Prudential
    2.200%, 04/23/02                2,000      1,990
Variable Funding
    1.750%, 02/11/02                4,000      3,998
Windmill Funding
    1.770%, 02/01/02                4,500      4,500
------------------------------------------------------
        Total Special Purpose Entity          22,876
------------------------------------------------------
WHOLESALE -- 1.0%
Sysco
    1.920%, 02/05/02                1,450      1,450
------------------------------------------------------
        Total Wholesale                        1,450
------------------------------------------------------
        Total Commercial Paper
           (Cost $55,382)                     55,382
------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 4.6%
JP Morgan
    1.750%, 03/13/02                4,000      4,000
LaSalle Bank
       2.070%, 02/04/02             3,000      3,000
------------------------------------------------------
        Total Certificates of Deposit
           (Cost $7,000)                       7,000
------------------------------------------------------
FUNDING AGREEMENTS -- 5.3%
Metropolitan Life (A)
    2.310%, 05/01/02                2,000      2,000
Monumental Life (A)
    2.370%, 02/01/02                3,000      3,000
Travelers Insurance (A)
       2.150%, 05/31/02             3,000      3,000
------------------------------------------------------
        Total Funding Agreements
           (Cost $8,000)                       8,000
------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (concluded)
January 31, 2002

                                     Face
PRIME OBLIGATION MONEY              Amount      Value
MARKET PORTFOLIO (concluded)         (000)      (000)
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 40.3%
FFCB (B)
    1.950%, 02/28/02              $ 3,155   $  3,150
FHLB
    1.624%, 08/20/02                3,500      3,500
FHLB (B)
    1.820%, 03/01/02                3,000      2,996
    2.160%, 04/19/02                4,000      3,981
    1.670%, 07/17/02                9,959      9,882
FHLMC (B)
    1.950%, 02/27/02                2,900      2,896
    1.910%, 02/07/02                1,000      1,000
    1.810%, 03/07/02                5,000      4,991
    1.780%, 03/15/02                2,800      2,794
    1.780%, 03/27/02                1,900      1,895
    1.630%, 08/05/02                3,000      2,975
    1.730%, 08/21/02                4,980      4,932
FNMA
    1.708%, 11/29/02                3,000      2,999
FNMA (B)
    1.850%, 02/07/02                4,000      3,999
    1.780%, 03/14/02                6,000      5,988
    1.735%, 07/10/02                3,000      2,977
------------------------------------------------------
        Total U.S. Government
        Agency Obligations
           (Cost $60,955)                     60,955
------------------------------------------------------
TREASURY BILLS -- 4.6%
U.S. Treasury Bill (C)
    1.877%, 07/25/02                4,000      3,967
    1.909%, 08/01/02                3,000      2,972
------------------------------------------------------
        Total Treasury Bills
           (Cost $6,939)                       6,939
------------------------------------------------------
REPURCHASE AGREEMENT -- 8.7%
Goldman Sachs (D)
    1.930%, dated 01/31/02, matures
    02/01/02, repurchase price
    $13,200,708 (collateralized by
    FNMA, total market value:
    $13,464,000)                   13,200     13,200
------------------------------------------------------
        Total Repurchase Agreement
           (Cost $13,200)                     13,200
------------------------------------------------------
        Total Investments -- 100.1%
           (Cost $151,476)                   151,476
------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.1)%     (185)
------------------------------------------------------

                                                Value
                                                (000)
------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Shares
    (unlimited authorization -- no par
    value) based on 135,801,394
    outstanding shares of
    beneficial interest                     $135,801
Portfolio Shares of Class A Shares
    (unlimited authorization -- no par
    value) based on 15,517,414 outstanding
    shares of beneficial interest             15,517
Accumulated net realized loss on investments     (27)
------------------------------------------------------
Total Net Assets -- 100.0%                  $151,291
------------------------------------------------------
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Shares    $1.00
Net Asset Value, Offering and Redemption
    Price Per Share -- Class A Shares          $1.00
------------------------------------------------------
(A) Variable Rate Security -- The rate shown is the rate in effect on January 31, 2002.
(B) Discount Note -- The rate shown is the security's discount rate at time of purchase.
(C) Rate shown is the effective yield at time of purchase.
(D) Tri-Party Repurchase Agreement
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association


    The accompanying notes are an integral part of the financial statements.


STATEMENTS OF OPERATIONS (000)                                                        GOLDEN OAK FAMILY OF FUNDS
For the Year Ended January 31, 2002

                                                                                     Inter-                Prime
                                                   Tax-                             mediate-   Michigan Obligation
                                                  Managed   Small Cap International   Term     Tax Free   Money
                             Growth     Value     Equity       Value     Equity      Income      Bond     Market
                            Portfolio Portfolio  Portfolio   Portfolio  Portfolio   Portfolio  Portfolio Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Investment Income:
   Dividend Income .......  $  431   $  1,348     $ 234      $1,032       $ 359     $   --     $   --    $   --
   Interest Income .......      88         88         8          76          49      9,467      4,113     5,403
   Less: Foreign
    Taxes Withheld .......      --         (3)       (2)         --         (32)        --         --        --
------------------------------------------------------------------------------------------------------------------------------------

     Total Investment
       Income ............     519      1,433       240       1,108         376      9,467      4,113     5,403
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees    226        291        67         215         136        748        413       325
   Investment Sub-
     Advisory Fees .......     267        356        78         412         154         --         --       109
   Administration Fees ...     133        175        39         127          65        299        165       289
   Transfer Agent Fees ...      43         45        33          42          36         55         43        53
   Custodian Fees ........       9         10         3          10         106         11          7        16
   Professional Fees .....      31         38         5          27          19         56         31        52
   Registration Fees .....      17         16         4           8          12         11          8        13
   Distribution Fees(1) ..      22         20         1          16           1         18          2        36
   Trustee Fees ..........       4          5         1           4           1          8          4         8
   Printing Expenses .....       6          8         1           7           1         14          7        11
   Other Expenses ........       4          5         2          10          14         12         13         3
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses ......     762        969       234         878         545      1,232        693       915
       Less: Waiver
       of Investment
         Advisory Fees ...      --         (9)      (17)        (18)        (61)      (242)      (155)     (301)
------------------------------------------------------------------------------------------------------------------------------------
     Net Expenses ........     762        960       217         860         484        990        538       614
------------------------------------------------------------------------------------------------------------------------------------
       Net Investment
       Income (Loss) .....    (243)       473        23         248        (108)     8,477      3,575     4,789
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain
     (Loss) on Securities
     Sold ..............   (23,665)    (5,340)    1,244       9,567      (6,886)       167        435       (11)
   Net Realized Loss on
     Foreign Currency
     Transactions and
     Foreign Currency
     Contracts ........         --         --        --          --         (28)        --         --        --
   Net Change in Unrealized
     Depreciation on
       Foreign Currency
       and  Translation of
       Other Assets and
       Liabilities
       Denominated in
       Foreign Currency         --         --        --          --         (67)        --         --        --
   Net Change in Unrealized
     Appreciation
       (Depreciation)
       on Investment .....  (2,840)    (8,901)   (4,409)     (1,937)     (1,465)     1,730        357        --
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and
     Unrealized Gain
      (Loss) on
      Investments .....    (26,505)   (14,241)   (3,165)      7,630      (8,446)     1,897        792       (11)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase
       (Decrease) in
       Net Assets
       Resulting
     From Operations .    $(26,748)  $(13,768)  $(3,142)     $7,878     $(8,554)   $10,374     $4,367    $4,778
------------------------------------------------------------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.
(1) All distribution fees are incurred in the Class A Shares.

    The accompanying notes are an integral part of the financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (000)
For the Years or Period Ended January 31,


                                                                                                                  Tax-Managed
                                                                Growth                       Value                   Equity
                                                               Portfolio                   Portfolio                Portfolio
                                                        ----------------------      ----------------------    ---------------------
                                                         2/1/01 to   2/1/00 to       2/1/01 to  2/1/00 to      2/1/01 to  2/1/00 to
                                                        1/31/02     1/31/01          1/31/02    1/31/01        1/31/02    1/31/01
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income (Loss) ......................... $  (243)   $  (325)        $   473    $   614         $   23     $  (17)
  Net Realized Gain (Loss) on Investments and
      Foreign Currency Transactions .................... (23,665)    11,660          (5,340)     8,361          1,244      2,845
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities Denominated in Foreign Currency           --         --              --         --             --         --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments .....................................  (2,840)   (19,121)         (8,901)       356         (4,409)    (6,916)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
    Investment Operations ...............................(26,748)    (7,786)        (13,768)     9,331         (3,142)    (4,088)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Institutional Shares ...............................      --         --            (439)      (556)           (25)        --
    Class A Shares .....................................      --         --             (25)       (45)            --         --
  Realized Net Gains
    Institutional Shares ...............................  (1,303)   (13,074)         (2,740)    (6,049)          (803)   (10,879)
    Class A Shares .....................................    (210)    (2,378)           (285)      (703)           (22)      (179)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions ....................................  (1,513)   (15,452)         (3,489)    (7,353)          (850)   (11,058)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Institutional Shares:
  Proceeds from Shares Issued ..........................  26,104     56,237          41,204     29,071             --      5,007
  Value from Shares Issued in Connection with Acquisition
    of Common Trust Fund Assets (See note 10) ...........     --      4,648              --      4,648             --         --
  Reinvestment of Cash Distributions ...................   1,302     13,073           2,760      6,070            804     10,760
  Cost of Shares Redeemed .............................. (25,274)   (47,860)        (40,687)   (13,627)        (5,363)   (16,557)*
-----------------------------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions ..........   2,132     26,098           3,277     26,162         (4,559)      (790)
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares:
  Proceeds from Shares Issued ..........................   2,151      6,110           2,379      3,782              2        588
  Reinvestment of Cash Distributions ...................     210      2,374             309        747             12        143
  Cost of Shares Redeemed ..............................  (2,359)    (2,302)         (1,615)    (3,099)           (84)      (185)
-----------------------------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions ......................       2      6,182           1,073      1,430            (70)       546
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Capital Share
    Transactions .....................................     2,134     32,280           4,350     27,592         (4,629)      (244)
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets ................ (26,127)     9,042         (12,907)    29,570         (8,621)   (15,390)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period ..................................  84,768     75,726          95,799     66,229         25,254     40,644
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period ........................................ $58,641   $ 84,768        $ 82,892   $ 95,799       $ 16,633   $ 25,254
-----------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
Institutional Shares:
  Shares Issued ........................................   2,629      3,385           4,663      3,205             --        796
  Shares Issued in Connection with Acquisition of
    Common Trust Fund Assets (See note 10) .............      --        276              --        481             --         --
  Shares Issued in Lieu of Cash Distributions ..........     150        909             360        662            167      1,694
  Shares Redeemed ......................................  (2,569)    (2,654)         (4,601)    (1,417)        (1,015)    (2,249)*
-----------------------------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions ..........     210      1,916             422      2,931           (848)       241
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares:
  Shares Issued ........................................     235        350             282        388             --         68
  Shares Issued in Lieu of Cash Distributions ..........      25        170              40         82              3         23
  Shares Redeemed ......................................    (260)      (134)           (192)      (334)           (15)       (19)
-----------------------------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions ......................      --        386             130        136            (12)        72
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares ..................     210      2,302             552      3,067           (860)       313
-----------------------------------------------------------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.

* Includes redemptions as a result of a redemption in kind (see note 11).
(1) Commenced operations on July 10, 2000.



                                                           Small Cap               International            Intermediate-Term
                                                             Value                    Equity                     Income
                                                           Portfolio                 Portfolio                  Portfolio
                                                      ---------------------     ---------------------       --------------------
                                                      2/1/01 to   2/1/00 to     2/1/01 to   2/1/00 to       2/1/01 to  2/1/00 to
                                                      1/31/02     1/31/01       1/31/02     1/31/01         1/31/02    1/31/01
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income (Loss) .......................  $  248     $  366      $  (108)    $   (11)         $ 8,477    $ 10,052
  Net Realized Gain (Loss) on Investments and
    Foreign Currency Transactions ....................   9,567      6,406       (6,914)     (1,640)             167        (653)
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities Denominated in Foreign Currency ..      --         --           --         (67)              67          --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...................................  (1,937)    12,731       (1,465)       (537)           1,730      10,466
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
    Investment Operations ............................   7,878     19,503       (8,554)     (2,121)          10,374      19,865
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Institutional Shares .............................    (263)      (359)         (31)       (185)          (8,080)     (9,685)
    Class A Shares ...................................     (15)       (21)          --          (3)            (397)       (367)
  Realized Net Gains
    Institutional Shares .............................  (6,372)    (3,948)          --          --               --          --
    Class A Shares ...................................  (1,058)      (323)          --          --               --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions ..................................  (7,708)    (4,651)         (31)       (188)           (8,477)   (10,052)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Institutional Shares:
  Proceeds from Shares Issued ........................  34,915     25,059        20,734     31,512             19,631    46,307
  Value from Shares Issued in Connection with
    Acquisition of Common Trust Fund Assets
    (See note 10) ....................................      --         --            --         --                 --        --
  Reinvestment of Cash Distributions .................   6,375      3,951             1         12                211       297
  Cost of Shares Redeemed ............................ (66,367)   (18,306)*      (1,763)      (674)           (67,274)  (43,073)
-----------------------------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions ........ (25,077)    10,704        18,972     30,850            (47,432)    3,531
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares:
  Proceeds from Shares Issued ........................   1,876      2,159           465        479              2,831     1,711
  Reinvestment of Cash Distributions .................   1,073        344            --          3                393       363
  Cost of Shares Redeemed ............................  (1,690)    (1,028)         (103)       (15)            (2,238)   (1,941)
-----------------------------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions ....................   1,259      1,475           362        467                986       133
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Capital Share
    Transactions ..................................... (23,818)    12,179        19,334     31,317            (46,446)    3,664
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets .............. (23,648)    27,031        10,749     29,008            (44,549)   13,477
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period ................................  70,890     43,859        29,008         --            167,250   153,773
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period ...................................... $47,242   $ 70,890       $39,757    $29,008           $122,701  $167,250
-----------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
Institutional Shares:
  Shares Issued ......................................   2,651      2,223         2,889      3,291              1,969     4,855
  Shares Issued in Connection with Acquisition of
    Common Trust Fund Assets (See note 10) ..........      --         --            --         --                 --        --
  Shares Issued in Lieu of Cash Distributions ........     561        353            --          1                 21        31
  Shares Redeemed ....................................  (5,067)    (1,586)*        (245)       (75)            (6,705)   (4,488)
-----------------------------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions ........  (1,855)       990         2,644      3,217             (4,715)      398
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares:
  Shares Issued ......................................     148        201            66         56                282       179
  Shares Issued in Lieu of Cash Distributions ........      94         31            --         --                 40        38
  Shares Redeemed ....................................    (137)       (94)          (14)        (2)              (224)     (204)
-----------------------------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions ....................     105        138            52         54                 98        13
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares ................  (1,750)     1,128         2,696      3,271             (4,617)      411
-----------------------------------------------------------------------------------------------------------------------------------










                                                                  Michigan               Prime Obligation
                                                               Tax Free Bond               Money Market
                                                                  Portfolio                 Portfolio
                                                            ---------------------      ---------------------
                                                            2/1/01 to   2/1/00 to      2/1/01 to  7/10/00 to
                                                            1/31/02     1/31/01        1/31/02    1/31/01(1)
-------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income (Loss) .......................       $ 3,575    $  4,008       $  4,789      $  8,057
  Net Realized Gain (Loss) on Investments and
    Foreign Currency Transactions ....................           435          96            (11)           (1)
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities Denominated in Foreign Currency ..            --          --             --            --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...................................           357       3,842             --            --
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
    Investment Operations ............................         4,367       7,946          4,778         8,056
--------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Institutional Shares .............................        (3,536)     (4,018)        (4,341)       (7,537)
    Class A Shares ...................................           (28)        (18)          (438)         (533)
  Realized Net Gains
    Institutional Shares .............................          (360)       (129)            --            --
    Class A Shares ...................................            (3)         (1)            --            --
---------------------------------------------------------------------------------------------------------------
Total Distributions ..................................        (3,927)     (4,166)        (4,779)       (8,070)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Institutional Shares:
  Proceeds from Shares Issued ........................         6,203      13,301        276,203       257,830
  Value from Shares Issued in
    Connection with Acquisition of Common Trust Fund
    Assets (See note 10) .............................            --          --             --            --
  Reinvestment of Cash Distributions .................           375         153             76           147
  Cost of Shares Redeemed ............................       (21,333)    (17,820)      (256,161)     (256,655)
---------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions ........       (14,755)     (4,366)        20,118         1,322
---------------------------------------------------------------------------------------------------------------
Class A Shares:
  Proceeds from Shares Issued ........................             4         475         16,467        15,080
  Reinvestment of Cash Distributions .................            33          18            435           529
  Cost of Shares Redeemed ............................           (77)         --        (13,381)      (12,191)
---------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions ....................           (40)        493          3,521         3,418
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Capital Share
    Transactions ......................................      (14,795)     (3,873)        23,639         4,740
---------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets ..............       (14,355)        (93)        23,638         4,726
---------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period ................................        89,567      89,660        127,653       122,927
---------------------------------------------------------------------------------------------------------------
  End of Period ......................................      $ 75,212    $ 89,567      $ 151,291     $ 127,653
---------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed
Institutional Shares:
  Shares Issued ......................................           608       1,344        276,203       257,830
  Shares Issued in Connection with Acquisition of
    Common Trust Fund Assets (See note 10) ..........             --          --             --            --
  Shares Issued in Lieu of Cash Distributions ........            37          15             76           147
  Shares Redeemed ....................................        (2,091)     (1,803)      (256,161)     (256,655)
---------------------------------------------------------------------------------------------------------------
Total Institutional Shares Share Transactions ........        (1,446)       (444)        20,118         1,322
---------------------------------------------------------------------------------------------------------------
Class A Shares:
  Shares Issued ......................................            --          48         16,467        15,080
  Shares Issued in Lieu of Cash Distributions ........             3           2            435           529
  Shares Redeemed ....................................            (7)         --        (13,381)      (12,191)
---------------------------------------------------------------------------------------------------------------
Total Class A Shares Transactions ....................            (4)         50          3,521         3,418
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares ................        (1,450)       (394)        23,639         4,740
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     42 & 43

                                                      GOLDEN OAK FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout each Period

                                   NET                              REALIZED                    DISTRIBUTIONS                 NET
                                  ASSET                               AND              ------------------------------        ASSET
                                  VALUE              NET           UNREALIZED              NET                 NET           VALUE
                                BEGINNING         INVESTMENT       GAIN (LOSS)         INVESTMENT            REALIZED         END
                                OF PERIOD        INCOME (LOSS)   ON INVESTMENTS          INCOME               GAIN         OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                         $12.99               $--           $(4.05)              $   --              $(0.23)        $ 8.71
    2001                          17.85             (0.01)           (1.83)                  --               (3.02)         12.99
    2000                          16.16             (0.03)            4.75                   --               (3.03)         17.85
    1999                          12.66              0.02             5.88                (0.02)              (2.38)         16.16
    1998                          12.66                --             3.12                   --               (3.12)         12.66
Class A Shares
    2002                         $12.58               $--           $(3.95)              $   --              $(0.23)        $ 8.40
    2001                          17.43             (0.03)           (1.80)                  --               (3.02)         12.58
    2000                          15.89             (0.06)            4.63                   --               (3.03)         17.43
    1999                          12.51              0.02             5.74                   --               (2.38)         15.89
    1998                          12.57             (0.01)            3.07                   --               (3.12)         12.51
------------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                         $ 9.51            $ 0.05           $(1.41)              $(0.05)             $(0.30)        $ 7.80
    2001                           9.45              0.07             0.77                (0.07)              (0.71)          9.51
    2000                           9.17              0.03             0.78                (0.03)              (0.50)          9.45
    1999                           9.33              0.04             0.90                (0.04)              (1.06)          9.17
    1998(1)                       10.00              0.04             0.86                (0.04)              (1.53)          9.33
Class A Shares
    2002                         $ 9.47            $ 0.03           $(1.41)              $(0.03)             $(0.30)        $ 7.76
    2001                           9.41              0.05             0.77                (0.05)              (0.71)          9.47
    2000                           9.14              0.01             0.77                (0.01)              (0.50)          9.41
    1999                           9.32              0.03             0.87                (0.02)              (1.06)          9.14
    1998(1)                       10.00              0.02             0.86                (0.03)              (1.53)          9.32
------------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                         $ 5.91            $ 0.01           $(0.80)              $(0.01)             $(0.24)        $ 4.87
    2001                          10.26              0.01            (1.10)                  --               (3.26)          5.91
    2000(2)                       10.00                --             0.30                (0.01)              (0.03)         10.26
Class A Shares
    2002                         $ 5.87               $--           $(0.80)              $   --              $(0.24)        $ 4.83
    2001                          10.24                --            (1.11)                  --               (3.26)          5.87
    2000(2)                       10.00            (0.01)             0.29                (0.01)              (0.03)         10.24
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                         $12.38            $ 0.05           $ 1.66               $(0.06)             $(2.15)        $11.88
    2001                           9.54              0.07             3.58                (0.07)              (0.74)         12.38
    2000(3)                       10.00              0.03            (0.46)               (0.03)                 --           9.54
Class A Shares
    2002                         $12.37            $ 0.02           $ 1.66               $(0.03)             $(2.15)        $11.87
    2001                           9.54              0.04             3.58                (0.05)              (0.74)         12.37
    2000(3)                       10.00              0.03            (0.47)               (0.02)                 --           9.54
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                         $ 8.87            $(0.02)          $(2.18)              $(0.01)             $   --         $ 6.66
    2001(4)                       10.00                --            (1.07)               (0.06)                 --           8.87
Class A Shares
    2002                         $ 8.85            $   --           $(2.21)              $   --              $   --         $ 6.64
    2001(4)                       10.00             (0.03)           (1.06)               (0.06)                 --           8.85
====================================================================================================================================
                                                                                                           RATIO OF NET
                                                                           RATIO OF         RATIO OF        INVESTMENT
                                          NET                                 NET           EXPENSES       INCOME (LOSS)
                                        ASSETS            RATIO OF        INVESTMENT       TO AVERAGE       TO AVERAGE
                                         END              EXPENSES         INCOME (LOSS)     NET ASSETS       NET ASSETS   PORTFOLIO
                         TOTAL        OF PERIOD          TO AVERAGE       TO AVERAGE       (EXCLUDING       (EXCLUDING      TURNOVER
                         RETURN+        (000)            NET ASSETS        NET ASSETS        WAIVERS)         WAIVERS)        RATE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                (31.18)%      $ 50,663             1.11%             (0.33)%            1.11%         (0.33)%       112.16%
    2001                (11.35)         72,825             1.06              (0.34)             1.06          (0.34)        106.05
    2000                 30.67          65,891             1.06              (0.19)             1.06          (0.19)         82.69
    1999                 51.98          49,497             1.08               0.10              1.08           0.10          70.60
    1998                 25.85          36,240             1.07               0.03              1.07           0.03         131.54
Class A Shares
    2002                (31.40)%      $  7,978             1.36%             (0.58)%            1.36%         (0.58)%       112.16%
    2001                (11.58)         11,943             1.31              (0.60)             1.31          (0.60)        106.05
    2000                 30.23           9,835             1.31              (0.52)             1.31          (0.52)         82.69
    1999                 51.45           1,540             1.33              (0.21)             1.33          (0.21)         70.60
    1998                 25.56             307             1.32              (0.21)             1.32          (0.21)        131.54
------------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                (14.33)%      $ 74,944             1.07%              0.56%             1.08%          0.55%        106.05%
    2001                  9.36          87,338             1.06               0.76              1.06           0.76         152.24
    2000                  8.92          59,091             1.09               0.36              1.09           0.36         102.11
    1999                 12.63          46,484             1.10               0.44              1.17           0.37         172.09
    1998(1)               9.15          30,922             1.10               0.72              1.28           0.54          90.97
Class A Sha
    2002                (14.61)%      $  7,948             1.32%              0.32%             1.34%          0.30%        106.05%
    2001                  9.14           8,461             1.31               0.52              1.31           0.52         152.24
    2000                  8.61           7,138             1.34               0.10              1.34           0.10         102.11
    1999                 12.19           1,100             1.35               0.20              1.42           0.13         172.09
    1998(1)               8.97              51             1.35               0.31              1.53           0.13          90.97
------------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                (13.37)%      $ 16,188             1.10%              0.13%             1.19%          0.04%        22.44%
    2001                (12.22)         24,640             1.07              (0.05)             1.14          (0.12)         28.80
    2000(2)               3.03          40,305             1.10               0.03              1.21          (0.08)         32.30
Class A Shares
    2002                (13.53)%      $    445             1.35%             (0.12)%            1.44%         (0.21)%       22.44%
    2001                (12.49)            614             1.32              (0.25)             1.39          (0.32)         28.80
    2000(2)               2.77             339             1.35              (0.34)             1.49          (0.48)         32.30
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                 14.64%       $ 40,235             1.33%              0.42%             1.36%          0.39%        30.12%
    2001                 39.30          64,896             1.30               0.65              1.33           0.62          65.13
    2000(3)              (4.33)         40,554             1.35               0.76              1.55           0.56          10.86
Class A Shares
    2002                 14.37%       $  7,007             1.59%              0.13%             1.62%          0.10%        30.12%
    2001                 38.88           5,994             1.55               0.36              1.58           0.33          65.13
    2000(3)              (4.42)          3,305             1.60               0.72              1.83           0.49          10.86
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                (24.86)%      $ 39,056             1.50%             (0.33)%            1.69%         (0.52)%       120.11%
    2001(4)             (10.68)         28,530             1.50              (0.08)             1.61          (0.19)         69.48
Class A Shares
    2002                (24.97)%      $    701             1.75%             (0.52)%            1.94%         (0.71)%       120.11%
    2001(4)             (10.90)            478             1.75              (0.66)             1.93          (0.84)         69.48
====================================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
 + Total return does not reflect the sales charge on Class A Shares. Return is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

                                                                                                          GOLDEN OAK FAMILY OF FUNDS


                                   NET                              REALIZED                    DISTRIBUTIONS                 NET
                                  ASSET                               AND              ------------------------------        ASSET
                                  VALUE              NET           UNREALIZED              NET                 NET           VALUE
                                BEGINNING         INVESTMENT       GAIN (LOSS)         INVESTMENT            REALIZED         END
                                OF PERIOD        INCOME (LOSS)   ON INVESTMENTS          INCOME               GAIN         OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                        $ 9.93             $ 0.57            $ 0.10              $(0.57)               $ --         $10.03
    2001                          9.35               0.58              0.58               (0.58)                 --           9.93
    2000                         10.32               0.55             (0.97)              (0.55)                 --           9.35
    1999                         10.04               0.60              0.29               (0.60)              (0.01)         10.32
    1998                          9.83               0.56              0.21               (0.56)                 --          10.04
Class A Shares
    2002                        $ 9.92             $ 0.54            $ 0.11              $(0.54)               $ --         $10.03
    2001                          9.35               0.56              0.56               (0.55)                 --           9.92
    2000                         10.31               0.53             (0.96)              (0.53)                 --           9.35
    1999                         10.04               0.57              0.28               (0.57)              (0.01)         10.31
    1998                          9.83               0.53              0.21               (0.53)                 --          10.04
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002(5)                     $10.14             $ 0.44            $ 0.10              $(0.44)             $(0.05)        $10.19
    2001                          9.72               0.44              0.44               (0.45)              (0.01)         10.14
    2000                         10.33               0.43             (0.61)              (0.43)                 --           9.72
    1999                         10.24               0.48              0.10               (0.48)              (0.01)         10.33
    1998(1)                      10.00               0.27              0.26               (0.27)              (0.02)         10.24
Class A Shares
    2002(5)                     $10.15             $ 0.41            $ 0.10              $(0.41)             $(0.05)        $10.20
    2001                          9.72               0.43              0.44               (0.43)              (0.01)         10.15
    2000                         10.33               0.40             (0.61)              (0.40)                 --           9.72
    1999                         10.24               0.46              0.10               (0.46)              (0.01)         10.33
    1998(1)                      10.00               0.27              0.26               (0.27)              (0.02)         10.24
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                        $ 1.00             $ 0.03            $   --              $(0.03)               $ --         $ 1.00
    2001                          1.00               0.06                --               (0.06)                 --           1.00
    2000                          1.00               0.05                --               (0.05)                 --           1.00
    1999                          1.00               0.06                --               (0.06)                 --           1.00
    1998                          1.00               0.05                --               (0.05)                 --           1.00
Class A Shares
    2002                        $ 1.00             $ 0.03            $   --              $(0.03)               $ --         $ 1.00
    2001                          1.00               0.06                --               (0.06)                 --           1.00
    2000                          1.00               0.05                --               (0.05)                 --           1.00
    1999                          1.00               0.05                --               (0.05)                 --           1.00
    1998                          1.00               0.05                --               (0.05)                 --           1.00
====================================================================================================================================
                                                                                                           RATIO OF NET
                                                                          RATIO OF         RATIO OF        INVESTMENT
                                         NET                                 NET           EXPENSES       INCOME (LOSS)
                                        ASSETS            RATIO OF        INVESTMENT       TO AVERAGE       TO AVERAGE
                                         END             EXPENSES        INCOME (LOSS)     NET ASSETS       NET ASSETS     PORTFOLIO
                         TOTAL        OF PERIOD           TO AVERAGE      TO AVERAGE       (EXCLUDING       (EXCLUDING      TURNOVER
                         RETURN+        (000)            NET ASSETS        NET ASSETS        WAIVERS)         WAIVERS)        RATE
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                 6.88%        $114,908              0.65%             5.68%            0.81%            5.52%          9.84%
    2001                12.81          160,510              0.65              6.07             0.80             5.92          16.25
    2000                (4.07)         147,549              0.65              5.70             0.80             5.55          24.93
    1999                 8.60          148,165              0.65              5.46             0.80             5.31          76.46
    1998                 8.07          125,936              0.65              5.66             0.80             5.51          60.78
Class A Shares
    2002                 6.73%         $ 7,793              0.90%             5.43%            1.06%            5.27%          9.84%
    2001                12.42            6,740              0.90              5.81             1.05             5.66          16.25
    2000                (4.22)           6,224              0.90              5.52             1.05             5.37          24.93
    1999                 8.23            2,175              0.90              5.15             1.05             5.00          76.46
    1998                 7.78               64              0.90              5.40             1.05             5.25          60.78
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002(5)              5.42%        $ 74,521              0.65%             4.33%            0.84%            4.14%            --%
    2001                 9.29           88,838              0.65              4.48             0.82             4.31          11.47
    2000                (1.79)          89,445              0.65              4.30             0.82             4.13           2.42
    1999                 5.40           90,115              0.65              4.32             0.81             4.16           6.55
    1998(1)              5.35           85,556              0.65              4.41             0.82             4.24           9.77
Class A Shares
    2002(5)              5.15%          $  691              0.90%             4.08%            1.09%            3.89%            --%
    2001                 9.19              729              0.90              4.24             1.08             4.06          11.47
    2000                (2.03)             215              0.90              4.01             1.07             3.84           2.42
    1999                 5.17              229              0.90              4.07             1.06             3.91           6.55
    1998(1)              5.31               10              0.90              4.15             1.07             3.98           9.77
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    2002                 3.46%        $135,776              0.40%             3.34%            0.61%            3.13%           N/A
    2001                 6.26          115,659              0.40              6.08             0.60             5.88            N/A
    2000                 5.04          114,349              0.40              4.91             0.60             4.71            N/A
    1999                 5.30          153,649              0.40              5.17             0.60             4.97            N/A
    1998                 5.41          127,977              0.40              5.29             0.59             5.10            N/A
Class A Shares
    2002                 3.20%        $ 15,515              0.65%             3.04%            0.86%            2.83%           N/A
    2001                 6.00           11,994              0.65              5.83             0.85             5.63            N/A
    2000                 4.77            8,578              0.65              4.74             0.86             4.53            N/A
    1999                 5.03            6,525              0.65              4.92             0.85             4.72            N/A
    1998                 5.15            6,381              0.65              4.99             0.84             4.80            N/A
====================================================================================================================================

(1) Commenced operations on June 23, 1997. All ratios for the period have been annualized.
(2) Commenced operations on April 30, 1999. All ratios for the period have been annualized.
(3) Commenced operations on September 1, 1999. All ratios for the period have been annualized.
(4) Commenced operations on July 10, 2000. Per share amounts were calculated based on average shares outstanding.
    All ratios for the period have been annualized.
(5) See note 2 in the Notes to Financials. (AICPA Audit and Accounting Guide)


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
January 31, 2002

1. Organization:

THE GOLDEN OAK FAMILY OF FUNDS are separate investment portfolios of The Arbor Fund (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993 other than those related to organizational matters and the sale of initial shares to SEI Investments Mutual Funds Services (the "Administrator") on October 9, 1992. SEI Investments Management Corporation ("SEIInvestments"), a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company. These financial statements relate to the Trust's Golden Oak Growth Portfolio, Golden Oak Value Portfolio, Golden Oak Tax-Managed Equity Portfolio, Golden Oak Small Cap Value Portfolio, Golden Oak International Equity Portfolio, ("the Equity Portfolios"), Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio, ("the Bond Portfolios"), and Golden Oak Prime Obligation Money Market Portfolio ("the Money Market Portfolio"), (together, the "Portfolios"). The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States which require the use of management's estimates. Actual results could differ from these estimates.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolios.

USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

SECURITY VALUATION -- Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Foreign securities in the Golden Oak International Equity Portfolio are valued based on quotations from the primary market in which they are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.

Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amor-tized ratably to the maturity of the security and is included in interest income.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

                                                      GOLDEN OAK FAMILY OF FUNDS


Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Golden Oak International Equity Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Golden Oak International Equity Portfolio accrues such taxes when the related income is earned.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Golden Oak International Equity Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
o market value of investment securities, other assets and liabilities at the current rate of exchange; and
o purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Golden Oak International Equity Portfolio does not isolate that portion of gains and losses on equity investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities.

The Golden Oak International Equity Portfolio reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued as earned. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Bond Portfolios are accreted and amortized to maturity using the effective interest method.

REPURCHASE AGREEMENTS -- The Portfolios invest in tri-party repurchase agreements. It is the Trust's policy that securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty.

If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

NET ASSET VALUE PER SHARE -- The net asset value per share of each Portfolio is calculated each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.

CLASSES OF SHARES -- Class specific expenses are borne by that class.
Income, expenses and realized and unrealized gains and losses are allocated to the respective classes on the basis of their relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets. Class A Shares bear a class specific 12b-1 fee.

DISTRIBUTIONS -- Distributions from net investment income are declared and paid at least annually to Shareholders of the Golden Oak International Equity Portfolio and quarterly to Shareholders of the remaining Equity Portfolios. Distributions from net investment income for the Money Market Portfolio

January 31, 2002

and the Bond Portfolios are declared daily and paid to Shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.
OTHER -- The Portfolios implemented the provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES (the "Guide"), as required on February 1, 2001. Prior to February 1, 2001, the Michigan Tax Free Bond Portfolio did not amortize market discounts on fixed income securities. In accordance with the implementation of the new accounting standards, the Michigan Tax Free Bond Portfolio was required to record a cumulative effect adjustment of $34,742, to reflect the amortization of market discounts that was not previously recorded. The cumulative adjustment was a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore did not impact total net assets or the net asset value per share of the Michigan Tax Free Bond Portfolio. The effect of this change for the year ended January 31, 2002 was to increase net investment income by $10,926 and increase unrealized appreciation on investments by $10,926. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

The effect of this change on the financial highlights for the Golden Oak Michigan Tax Free Bond Portfolio, as presented on page 45, for the year ended January 31, 2002 was:
                                   Realized    Ratio of Net Investment
                          Net         and         Income to Average
                       Investment  Unrealized        Net Assets
                        Income    Gains(Losses)   Before     After
                       Per Share    Per Share     Adoption  Adoption
                       ---------  -------------   --------  --------
Golden Oak Michigan
   Tax Free Bond
   Portfolio
   Institutional Shares   --           --           4.32%     4.33%
   Class A Shares         --           --           4.07      4.08

Per share ratios and supplemental data for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

3. Administration and Distribution Agreements:

The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under terms of the Administration Agreement, the Administrator is entitled to a fee that is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each of the Portfolios. There is a minimum annual administration fee of $50,000 for each of the Golden Oak Value Portfolio, Golden Oak Small Cap Value Portfolio, International Equity Portfolio, and the Golden Oak Michigan Tax Free Bond Portfolio.

The Administrator serves as the shareholder servicing agent for the Portfolios. Compensation for this service is paid under the Administration Agreement.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, have entered into a Distribution Agreement (the "Distribution Agreement"). The Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") on behalf of the Class A Shares. The Plan provides for payment to the Distributor at an annual rate of .25% of the average daily net assets for the Class A Shares of each Portfolio.

4. Investment Advisory Agreements:

The Trust entered into an Investment Advisory Agreement with Citizens Bank dated January 28, 1993 which was assigned to CB Capital Management, Inc. (the "Adviser"), a wholly owned subsidiary of Citizens Bank, on May 11, 2001. Pursuant to the Investment Advisory Agreement the

                                                      GOLDEN OAK FAMILY OF FUNDS


Adviser receives an annual fee equal to .34% of the average daily net assets of the Growth, Tax-Managed Equity and Small Cap Value Portfolios, .29% of the first $50 million, .39% of the next $50 million, and .34% of any amount above $100 million of the average daily net assets of the Value Portfolio, .30% of the average daily net assets of the International Equity Portfolio, .50% of the average daily net assets of the Bond Portfolios and .225% of the first $500 million and .28% of any amount above $500 million of the average daily net assets of the Money Market Portfolio. The Adviser has voluntarily agreed to waive all or a portion of their fees (and to reimburse Portfolio's expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Wellington Management Company, LLP serves as the investment sub-adviser for the Money Market Portfolio pursuant to a sub-advisory agreement dated January 28, 1993 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .075% of the first $500 million and .02% of any amount above $500 million of the average daily net assets of the Portfolio.

Nicholas-Applegate Capital Management serves as the investment sub-adviser for the Growth and Tax-Managed Equity Portfolios pursuant to a sub-advisory agreement dated August 31, 1995 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .40% of the average daily net assets of the Portfolios.

Systematic Financial Management, L.P. serves as the investment sub-adviser for the Value and Small Cap Value Portfolios pursuant to a sub-advisory agreement dated May 28, 1998 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .45% of the first $50 million, .35% of the next $50 million, and .40% of any amount above $100 million of the average daily net assets of the Value Portfolio and .65% of the average daily net assets of the Small Cap Value Portfolio.

BlackRock International, Ltd. serves as the investment sub-adviser for the International Equity Portfolio pursuant to a sub-advisory agreement dated May 31, 2000, with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .60% of the first $35 million, .50% of the next $65 million, and .40% of any amount above $100 million of the average daily net assets of the Portfolio.

5. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator and/or Distributor. Such officers and trustee are not compensated by the Trust for serving in their respective roles.

The Trust has paid legal fees to a law firm of which two officers of the Trust and a trustee of the Trust are partners.

The Golden Oak Growth, Value, Small Cap Value, and Intermediate-Term Income Portfolios have entered into agreements with the Distributor to act as an agent in placing repurchase agreements for the Portfolios. For its services, the Distributor received $4,770 for the year ended January 31, 2002.

January 31, 2002


6. Investment Transactions:

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments during the year ended January 31, 2002, were as follows:

                                                                              Inter-
                                           Tax-        Small       Inter-     mediate-    Michigan
                                          Managed       Cap       national      Term      Tax Free
                    Growth      Value     Equity       Value       Equity      Income       Bond
                     (000)      (000)      (000)       (000)        (000)       (000)       (000)
------------------------------------------------------------------------------------------------------
Purchases:
U.S. Gov't         $    --    $    --     $   --      $    --     $    --      $ 4,861     $    --
Other               74,537     90,897      4,348       18,448      54,138        8,489          --
Sales:
U.S. Gov't         $    --    $    --     $   --      $    --     $    --      $42,630     $    --
Other               72,524     90,205      9,675       45,653      36,295       15,671      13,575

At January 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts for financial reporting purposes except as noted below. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 2002, for the Equity and Bond Portfolios are as follows:

                                                                               Inter-
                                           Tax-        Small       Inter-     mediate-    Michigan
                                          Managed       Cap       national      Term      Tax Free
                    Growth      Value     Equity       Value       Equity      Income       Bond
                     (000)      (000)      (000)       (000)        (000)       (000)       (000)
----------------------------------------------------------------------------------------------------
Apprec. Securities  $ 5,500     $7,029     $11,070     $11,124     $ 1,472      $4,055     $3,335
Deprec. Securities   (7,501)    (4,890)         --      (2,367)     (3,474)       (546)       (82)
                    -------     ------     -------     -------     -------      ------     ------
Book Net Unrealized
  Apprec. (Deprec.)  (2,001)     2,139      11,070       8,757      (2,002)      3,509      3,253
                    -------     ------     -------     -------     -------      ------     ------
Tax Basis Adjustment   (556)        --          --          (8)       (285)         --         35
                    -------     ------     -------     -------     -------      ------     ------
Tax Net
  Apprec.(Deprec.)  $(2,557)    $2,139     $11,070     $ 8,749     $(2,287)     $3,509     $3,288
                    -------     ------     -------     -------     -------      ------     ------

7.  Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the

                                                      GOLDEN OAK FAMILY OF FUNDS


classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:
                     Undistributed    Accumulated
                     Net Investment     Realized    Paid-in-
                     Income/(Loss)     Gain/(Loss)   Capital
                         (000)           (000)       (000)
                     --------------   -----------   -------
Growth                   $243           $ --         $(243)
Small Cap Value            30            (30)           --
International Equity      149             28          (177)
Tax-Managed Equity          2             (2)           --

The tax character of dividends and distributions paid during the years ended January 31, 2002 and January 31, 2001 were as follows (000):

                              Ordinary Income     Long-term capital gain    Return of capital          Totals
                             -----------------    ----------------------    -----------------    ------------------
                              2002      2001         2002        2001         2002      2001       2002       2001
                             -----------------    ----------------------    -----------------    ------------------
Growth                        $   --    $7,296      $1,513     $ 8,156       $ --       $ --      $1,513    $15,452
Value                          2,245       988       1,244       6,365         --         --       3,489      7,353
Tax-Managed Equity                23        --         827      11,058         --         --         850     11,058
Small Cap Value                1,036     4,651       6,672          --         --         --       7,708      4,651
International Equity              31       200          --          --         --         --          31        200
Intermediate-Term Income       8,723     9,989          --          --         --         --       8,723      9,989
Michigan Tax Free Bond            10         6         363         130         --         --         373        136
Prime Obligation Money Market  5,231     7,997          --          --         --         --       5,231      7,997

As of January 31, 2002, the components of Distributable Earnings on a tax basis were as follows (000):

                                                                                                             Michigan     Prime
                                                          Tax-Managed Small Cap  International Intermediate- Tax-Free  Obligation
                                       Growth     Value     Equity      Value       Equity      Term Income    Bond    Money Market
                                      Portfolio Portfolio  Portfolio  Portfolio    Portfolio     Portfolio   Portfolio  Portfolio
                                      --------- --------- ----------- ---------- ------------- ------------- --------- ------------
Undistributed ordinary income         $     --   $    23    $    --     $   --     $    --         $  587     $   --     $  201
Undistributed long-term capital gain        --        --        349      3,746          --             --         56         --
Unrealized appreciation/(depreciation)  (2,557)    2,139     11,070      8,749      (2,287)         3,509      3,288         --


The Funds had capital loss carryforwards at January 31, 2002 as follows (000):

                               Expiration  Capital loss Carryovers  Post 10/31   Post 10/31
Fund                              Date           Earnings              Loss       Currency
----                           -----------------------------------------------   ----------
Growth                            2010           $20,818              $2,540        $--
Value                             2010             3,133               2,207         --
International Equity            2009-2010          7,164               1,240         26
Intermediate-Term Income        2008-2009          1,961                  --         --
Prime Obligation Money Market   2005-2010             27                  --         --

Amounts designated as ""--"" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (concluded)
January 31, 2002


For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. During the year ended January 31, 2002, Golden Oak Growth Portfolio, Golden Oak Value Portfolio, Golden Oak International Equity Portfolio, and Golden Oak Intermediate-Term Income Portfolio utilized capital loss carryforwards of $20,818, $3,133, $7,164, and $1,961, respectively.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2001 through January 31, 2002 that, in accordance with Federal income tax regulations the Portfolio has elected to defer and treat as having arisen in the following fiscal year.

The Growth Portfolio and International Equity Portfolio had cumulative wash sales at January 31, 2002 amounting to $483,639 and $285,061, respectively. These wash sales losses cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

8. Forward Foreign Currency Contracts:

The Golden Oak International Equity Portfolio enters into forward foreign currency exchange contracts as a hedge against portfolio positions and in connection with portfolio purchases and sales of securities denominated in a foreign currency. Such contracts, which protect the value of the fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contract was outstanding on January 31, 2002:

                                                     In            Unrealized
                                Contracts to      Exchange        Appreciation
                              Deliver/Receive        for         (Depreciation)
Maturity Dates                     (000)            (000)            (000)
------------------           ----------------     ----------    --------------
FOREIGN CURRENCY SALES
02/04/02           HKD              914              $117             $--
Currency Legend
---------------
HKD -- Hong Kong Dollar

9. Concentration of Credit Risk:

The Money Market Portfolio invests primarily in money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories assigned by a nationally recognized statistical rating organization or, if not rated, are believed by the Sub-Adviser to be of comparable quality. The Bond Portfolios invest primarily in marketable debt instruments. The market value of these investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The Golden Oak Michigan Tax Free Bond Portfolio invests in debt instruments of municipal issuers. The issuers' ability to meet their obligations may

                                                      GOLDEN OAK FAMILY OF FUNDS


be affected by economic developments in a specific state or region. The Golden Oak Michigan Tax Free Bond invests primarily in obligations located in Michigan.

10. Common Trust Fund Conversions:

On April 30, 1999, the Citizens Bank -- Jackson Common Equity Fund was converted into Tax-Managed Equity Portfolio.

The assets which consisted of securities and related receivables, were converted on a tax-free basis. The net assets of the fund immediately before the conversion were $45,237,878, which included $31,740,085 of unrealized appreciation. The Golden Oak Tax-Managed Equity Portfolio issued 4,523,788 of Institutional Shares as part of this transaction.

On October 27, 2000, the Citizens Bank -- Iowa Common Trust Fund was converted into the Growth and Value Portfolios. The assets which consisted of securities and related receivables, were converted on a tax-free basis. The net assets of the fund were $9,296,668, which included $4,593,822 of unrealized appreciation.

Of the Iowa Common Trust Fund, net assets of $4,648,334 were converted into each of the Growth and Value Portfolios (of which $2,517,217 and $2,076,605, respectively, was unrealized appreciation). Institutional Shares issued as part of this transaction were 276,128 and 480,746 in the Growth and Value Portfolios, respectively.

11. In Kind Transfers of Securities:

During the year ended January 31, 2001, the Tax-Managed Equity and Small Cap Value Portfolios distributed securities in lieu of cash for Institutional shareholder redemptions. The shareholders received a pro-rata portion of the Tax-Managed Equity and Small Cap Value Portfolio's holdings. The value of the redemption was $3,460,169 and $4,175,659 for the Tax-Managed Equity Portfolio and the Small Cap Value Portfolio, respectively, (of which $2,235,135 and $1,287,845, respectively, was realized gain). Institutional shares of 608,114 and 337,291 were redeemed from the Tax-Managed Equity and Small Cap Value Portfolio, respectively, as a part of this transaction. This transaction was completed following guidelines approved by the Board of Trustees.

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE GOLDEN OAK FAMILY OF FUNDS
                                   (UNAUDITED)
 For the fiscal year ended January 31, 2002, each Portfolio is designating long term capital gains, qualifying dividends, and exempt income with regard to distributions paid during the year as follows:

                                      20% RATE
                                      LONG TERM         ORDINARY        TAX EXEMPT
                                    CAPITAL GAINS        INCOME           INCOME            TOTAL
                                    DISTRIBUTIONS     DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS    QUALIFYING
PORTFOLIO                            (TAX BASIS)       (TAX BASIS)      (TAX BASIS)      (TAX BASIS)    DIVIDENDS(1)
--------------------------------------------------------------------------------------------------------------------
Growth Portfolio ....................... 100%               0%               0%              100%            0%
Value Portfolio ........................  36%              64%               0%              100%          100%
Tax-Managed Equity Portfolio ...........  97%               3%               0%              100%          100%
Small Cap Value Portfolio ..............  87%              13%               0%              100%           84%
International Equity Portfolio .........   0%             100%               0%              100%            0%
Intermediate-Term Income Portfolio .....   0%             100%               0%              100%            0%
Michigan Tax Free Bond Portfolio .......   9%               0%              91%              100%            0%
Prime Obligation Money Market Portfolio.   0%             100%               0%              100%            0%
====================================================================================================================

Please consult your tax advisor for proper treatment of this information.

For shareholders that do not have a January 31, 2002 tax year end, this notice is for informational use only.

None of the Golden Oak Portfolios meet California, Connecticut or New York's statutory requirements to pass through exempt interest dividends from U.S. Government obligations.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                           TRUSTEES OF THE ARBOR FUND
                                   (UNAUDITED)

TRUSTEES OF THE ARBOR FUND. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Trustees who are deemed not to be "interested persons' of the Trust are referred to as "Independent Board Members". Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

                                Term of                                            Number of Portfolios        Other
                  Position(s)  Office and                                             in Arbor Fund        Directorships
Name, Address,    Held with    Length of            Principal Occupation(s)            Overseen by             Held by
Date of Birth1    the Trust   Time Served2             During Past 5 Years             Board Member3        Board Member4
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS

JOHN T.            Trustee    (Since 1993)    Vice Chairman of Ameritrust Texas N.A.,        14         Trustee of The Advisors'
COONEY                                        1989-1992, and MTrust Corp., 1985-1989.                   Inner Circle Fund, The
(DOB 01/20/27)                                                                                          MDL Funds, and The
                                                                                                        Expedition Funds.

ROBERT A.          Trustee    (Since 1993)    Pennsylvania State University, Senior          14         Member and Treasurer,
PATTERSON                                     Vice President, Treasurer (Emeritus);                     Board of Trustees of
(DOB 11/05/27)                                Financial and Investment Consultant,                      Grove City College.
                                              Professor of Transportation since 1984;                   Trustee of The Advisors'
                                              Vice President-Investments, Treasurer,                    Inner Circle Fund, The
                                              Senior Vice President (Emeritus), 1982-1984.              MDL Funds, and The
                                              Director, Pennsylvania Research Corp.                     Expedition Funds.

EUGENE B.          Trustee    (Since 1993)    Private investor from 1987 to present.         14         Trustee of The Advisors'
PETERS                                        Vice President and Chief Financial Officer,               Inner Circle Fund, The
(DOB 06/03/29)                                Western Company of North America                          MDL Funds, and the
                                              (petroleum service company), 1980-1986.                   Expedition Funds.
                                              President of Gene Peters and Associates
                                              (import company), 1978-1980. President
                                              and Chief Executive Officer of Jos. Schlitz
                                              Brewing Company before 1978.

JAMES M.           Trustee    (Since 1994)    Partner, Dechert Price & Rhoads,               14         Trustee of The Advisors'
STOREY                                        September 1987 - December 1993                            Inner Circle Fund, The
(DOB 04/12/31)                                                                                          MDL Funds, The Exped-
                                                                                                        ition Funds, SEI Asset
                                                                                                        Allocation Trust, SEI Daily
                                                                                                        Income Trust, SEI Index
                                                                                                        Funds, SEI Institutional
                                                                                                        International Trust, SEI
                                                                                                        Institutional Investments
                                                                                                        Trust, SEI Institutional
                                                                                                        Managed Trust, SEI Liquid
                                                                                                        Asset Trust and SEI Tax
                                                                                                        Exempt Trust.


                                       55

                                                  TRUSTEES OF THE ARBOR FUND
                                                    (UNAUDITED) (CONTINUED)

                                Term of                                        Number of Portfolios           Other
                Position(s)   Office and                                          in Arbor Fund           Directorships
Name, Address,   Held with     Length of            Principal Occupation(s)         Overseen by              Held by
Date of Birth1   the Trust   Time Served2             During Past 5 Years          Board Member3           Board Member4
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS CONTINUED

GEORGE J.       Trustee     (Since 1999)     Chief Executive Officer, Newfound            14            Trustee, Navigator
SULLIVAN, JR.                                Consultants Inc. since April 1997.                         Securities Lending Trust,
(DOB 11/13/42)                               General Partner, Teton Partners, L.P.,                     since 1995. Trustee of The
                                             June 1991 - December 1996; Chief                           Fulcrum Trust. Trustee
                                             Financial Officer, Noble Partners, L.P.,                   of The Advisors' Inner
                                             March 1991 - December 1996; Treasurer                      Circle Fund, The MDL
                                             and Clerk, Peak Asset Management, Inc.,                    Funds, The Expedition
                                             since 1991.                                                Funds, SEI Asset Alloca-
                                                                                                        tion Trust, SEI Daily
                                                                                                        Income Trust, SEI Index
                                                                                                        Funds, SEI Institutional
                                                                                                        International Trust, SEI
                                                                                                        Institutional Investments
                                                                                                        Trust, SEI Institutional
                                                                                                        Managed Trust, SEI Insurance
                                                                                                        Products Trust, SEI Liquid
                                                                                                        Asset Trust and SEI Tax
                                                                                                        Exempt Trust.
INTERESTED
BOARD MEMBERS

ROBERT A.       Chairman      (Since 1991)   Currently performs various services          14           Trustee, of The Advisors'
NESHER           of the                      on behalf of SEI Investments for                          Inner Circle Fund, Bishop
(DOB 08/17/46)  Board of                     which Mr. Nesher is compensated.                          Street Funds, The Expedi-
                Trustees                     Executive Vice President of SEI                           tion Funds, The MDL
                                             Investments, 1986-1994. Director and                      Funds, SEI Asset Allocation
                                             Executive Vice President of the                           Trust, SEI Daily Income
                                             Administrator and the Distributor,                        Trust, SEI Index Funds,
                                             1981-1994.                                                SEI Institutional Interna-
                                                                                                       tional Trust, SEI Institu-
                                                                                                       tional Investments Trust, SEI
                                                                                                       Institutional Managed Trust,
                                                                                                       SEI Insurance Products Trust,
                                                                                                       SEI Liquid Asset Trust and
                                                                                                       SEI Tax Exempt Trust.





                                       56

                                                      TRUSTEES OF THE ARBOR FUND
                                                         (UNAUDITED) (CONCLUDED)

                              Term of                                           Number of Portfolios          Other
                Position(s) Office and                                             in Arbor Fund           Directorships
Name, Address,   Held with   Length of            Principal Occupation(s)           Overseen by               Held by
Date of Birth1   the Trust Time Served2             During Past 5 Years             Board Member3          Board Member4
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED
BOARD MEMBERS CONTINUED

WILLIAM M.       Trustee   (Since 1992)      Partner, Morgan, Lewis & Bockius             14            Trustee of The Advisors'
DORAN                                        LLP (law firm), counsel to the Trust,                      Inner Circle Fund, The
1701 Market Street,                          SEI Investments, the Administrator                         MDL Funds, The Expedi-
Philadelphia, PA                             and the Distributor. Director of SEI                       tion Funds, SEIAsset
19103                                        Investments since 1974; Secretary of                        Allocation Trust, SEI Daily
(DOB 05/26/40)                               SEI Investments since 1978.                                 Income Trust, SEI Index
                                                                                                        Funds, SEI Institutional
                                                                                                        International Trust, SEI
                                                                                                        Institutional Investments
                                                                                                        Trust, SEI Institutional
                                                                                                        Managed Trust. SEI Insurance
                                                                                                        Products Trust, SEI Liquid
                                                                                                        Asset Trust and SEI Tax
                                                                                                        Exempt Trust.

----------------------
1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, PA 19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3 The "Arbor Funds" consists of two separate fund families, for which either
  CBCapital Management on behalf of the Golden Oak Funds, or Horizon Advisers (an unincorporated division of Hancock Bank) on behalf of the Hancock Horizon Funds, serves as investment adviser. The financial statements of the Hancock Horizon are presented separately. As of January 31, 2002, the Arbor Fund complex consisted of 14 portfolios.
4 Directorships of companies required to report to the Securities and Exchange
  Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE GOLDEN OAK FAMILY OF FUNDS



GROWTH PORTFOLIO

VALUE PORTFOLIO

TAX-MANAGED EQUITY PORTFOLIO

SMALL CAP VALUE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

INTERMEDIATE-TERM INCOME PORTFOLIO

MICHIGAN TAX FREE BOND PORTFOLIO

PRIME OBLIGATION MONEY MARKET PORTFOLIO




INVESTMENT ADVISER

CB Capital Management, Inc.
328 S. Saginaw Street
Flint, Michigan 48502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-545-6331
BY MAIL: Write to us
         Golden Oak Family of Funds
         c/o The Arbor Fund
         P.O. Box 219947
         Kansas City, Missouri 64121-9749


GOK-AR-003-0600